Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of January 29, 2018 by and among Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser listed on Annex A hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser party hereto are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” or the “Shares”), and (ii) a warrant, substantially in the form attached hereto as Exhibit G, to purchase an aggregate number of Shares (the “Warrants”) of the Company equal to the product obtained by multiplying (x) 20% by (y) the number of Shares purchased for cash by such Purchaser, rounded down to the nearest whole share (excluding all Shares issued in respect of the conversion of Convertible Notes and any Shares issued or issuable pursuant to any Warrant), and with a per share exercise price equal to 125% of the Purchase Price, determined as set forth in Section 2.1(a) below (which aggregate amount of Shares and Warrants for all Purchasers shall collectively be referred to herein as the “Securities”).

C.           Certain of the Purchasers listed on Annex A-1 are holders of convertible debt instruments (the “Convertible Notes”) issued by the Company (each such holder, a “Converting Holder” and collectively, the “Converting Holders”) and have agreed to convert their indebtedness into Securities subject to the conversion terms therein and otherwise in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

Article 1

Definitions

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Actual Cash Subscription Amount” with respect to a Purchaser (other than a Converting Holder) shall mean the amount set forth opposite such Purchaser’s name under the column “Actual Cash Subscription Amount” on Annex A.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” means the closing of sale by the Company of Shares to such Purchasers pursuant to this Agreement on the Closing Date as provided in Section 2.1(a) hereof.

“Closing Date” means January 29, 2018 or such earlier or later date as the parties hereto shall mutually agree.

“Common Stock” has the meaning set forth in the Recitals.

“Company Counsel” means Wilson Sonsini Goodrich & Rosati, P.C.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of Christopher Prior and Steve Laumas or any of the foregoing individuals would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment capacity.

“Compliance Certificate” has the meaning set forth in Section 2.2(a)(vii).

“Disclosure Schedules” has the meaning set forth in Section 3.1.

“Disqualification Event” has the meaning set forth in Section 3.1(j).

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Escrow Account” means the escrow account established by the Company with Delaware Trust Company, Delaware Trust Company serving as escrow agent, which escrow (as more particularly described in Section 2.2(c) hereof) shall be conducted pursuant to the terms of an escrow agreement entered into by the Company, the escrow agent and the Placement Agents.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Governmental Authority” means any court or tribunal, governmental, quasi-governmental or regulatory body, administrative agency or bureau, commission or authority or other body exercising similar powers or authority.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental body of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority); or (d) self-regulatory organization (including NASDAQ and the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirement” means any federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Material Adverse Effect” means any effect that, considered together with all other effects that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or would reasonably be expected to be materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on: (a) the business, condition (financial or otherwise), capitalization, assets, operations or financial performance of the Company and its Subsidiaries taken as a whole; or (b) the ability of the Company to consummate the Merger or any transactions contemplated by this Agreement or the Merger Agreement or to perform any of its covenants or obligations under this Agreement or the Merger Agreement in all material respects; provided, however, that effects from the following shall not be deemed to constitute (nor shall effects from any of the following be taken into account in determining whether there has occurred) a Material Adverse Effect: (i) any rejection by a Governmental Body of a registration or filing by the Company relating to the IP Rights; (ii) any change in the cash position of the Company which results from operations in the ordinary course of business; (iii) conditions generally affecting the industries in which the Company and its Subsidiaries participate or the United States or global economy or capital markets as a whole, to the extent that such conditions do not have a disproportionate impact on the Company and its Subsidiaries taken as a whole; (iv) any failure by the Company or any of its Subsidiaries to meet internal projections or forecasts on or after the date of this Agreement (it being understood, however, that any effect causing or contributing to any such failure to meet projections or forecasts may constitute a Material Adverse Effect and may be taken into account in determining whether a Material Adverse Effect has occurred); (v) the execution, delivery, announcement or performance of the obligations under this Agreement or the Merger Agreement or the announcement, pendency or anticipated consummation of the Merger or the consummation of the transactions contemplated by this Agreement; (vi) any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; or (vii) any changes (after the date of this Agreement) in GAAP or applicable Legal Requirements.

“Merger” means the transaction whereby a wholly owned subsidiary (“Merger Sub”) of Monster Digital, Inc., a Delaware corporation (“Monster”), will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Monster, and pursuant to which all of the outstanding shares of the Company’s capital stock will be exchanged for shares of the common stock, $0.001 par value per share, of Monster (“Monster Common Stock”) in accordance with the terms and conditions set forth in the Agreement and Plan of Merger and Reorganization by and among the Company, Monster, and Merger Sub dated as of July 3, 2017, as amended (the “Merger Agreement”).

“Minimum Offering Amount” means an amount equal to at least $17,000,000 minus an amount equal to the Company’s unrestricted cash as of the Closing Date.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

“Purchase Price” means $0.9609 per share of Common Stock.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Required Approvals” has the meaning set forth in Section 3.1(c).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Stock Certificates” has the meaning set forth in Section 2.2(a)(i).

“Tax” means any federal, state, local, foreign or other tax, including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax, payroll tax, customs duty, alternative or add-on minimum or other tax of any kind whatsoever, and including any fine, penalty, addition to tax or interest, whether disputed or not.

“Transaction Documents” means this Agreement, the Investor Questionnaire attached as Exhibit A-1 hereto, the Stock Certificate Questionnaire attached as Exhibit A-2 hereto, the Placement Agent Questionnaire attached as Exhibit B hereto, the Secretary’s Certificate and the Compliance Certificate.

“Transfer Agent” means the transfer agent for the Company, any successor transfer agent for the Company, or the Company, if the Company functions as its transfer agent.

Article 2

Purchase and Sale

2.1           Closing.

(a)          Cash Purchasers. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser (other than the Converting Holders) listed on Annex A hereto, as it may be amended, and each Purchaser listed on Annex A hereto, as it may be amended, shall, severally and not jointly, purchase from the Company, such number of Shares equal to the quotient resulting from dividing (i) the Actual Cash Subscription Amount for such Purchaser, as indicated opposite such Purchaser’s name on Annex A hereto, by (ii) the Purchase Price, which Share amount shall be rounded down to the nearest whole share.

(b)          Converting Noteholders. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser that constitutes a Converting Holder listed on Annex A-1 hereto, and each such Converting Holder listed on Annex A-1 hereto, shall, severally and not jointly, acquire from the Company, by converting such Convertible Note(s) held by such Converting Holder, such number of Shares as indicated opposite such Converting Holder’s name on Annex A hereto (the “Note Conversion”). At the Closing, the Company shall issue to each Purchaser a Warrant, substantially in the form attached hereto as Exhibit G, to purchase an aggregate number of Shares equal to the product obtained by multiplying (x) 20% by (y) the number of Shares purchased for cash by such Purchaser (excluding all Shares issued in respect of the conversion of Convertible Notes and any Shares issued or issuable pursuant to any Warrant), with a per share exercise price equal to 125% of the Purchase Price, rounded down to the nearest whole share.

(c)          Closing Time and Place. The Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of Company Counsel, 12235 El Camino Real, San Diego, California 92130, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

2.2           Closing Deliveries.

(a)          On or prior to each Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser (other than the Converting Holders with respect to Section 2.2(a)(ii) – (iv)) the following (the “Company Deliverables”):

(i)          book entry evidence of the Shares or a copy of the stock certificates, free and clear of all restrictive and other legends except as provided in Section 4.1(b) hereof, evidencing the Shares subscribed for by the Purchasers hereunder to be registered in the names provided by the Purchasers as set forth on the Stock Certificate Questionnaire attached as Exhibit A-2 hereto (the “Stock Certificates”), with the original Stock Certificates, if the Shares will be represented by stock certificates instead of book entry evidence, to be delivered to the addresses provided by the Purchasers on such Stock Certificate Questionnaires within five Business Days following the Closing. Upon closing of the Merger, the Shares purchased pursuant to this Agreement will be treated as Innovate Common Stock (as defined in the Merger Agreement), which will be converted into Monster Common Stock in accordance with the terms of the Merger Agreement;

(ii)         this Agreement duly executed by the Company;

(iii)        a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 20% of the number of Shares purchased for cash by such Purchaser, pursuant to this Agreement (excluding all Shares issued in respect of the conversion of Convertible Notes and any Shares issued or issuable pursuant to any Warrant), such Warrant having a per share exercise price equal to $1.2011 per Share, subject to adjustment therein (such Warrant may be delivered within three Trading Days of the applicable Closing Date). The Warrants issued pursuant to this Agreement will constitute Innovate Warrants (as defined in the Merger Agreement), and will be converted into warrants to purchase Monster Common Stock in accordance with the terms of the Merger Agreement;

(iv)        90–day Lock-Up Agreements executed by each of the officers and directors of the Company;

(v)         the Declaration of Registration Rights Agreement substantially in the form attached hereto as Exhibit E duly executed by the Company;

(vi)        a certificate of the Company’s Secretary (the “Secretary’s Certificate”), dated as of the Closing Date, (A) certifying the resolutions adopted by the Company’s Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (B) certifying the current versions of the Company’s certificate of incorporation and bylaws (as the same may have been amended between the date hereof and the Closing Date) and (C) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit C;

(vii)       a certificate (the “Compliance Certificate”), dated as of the Closing Date and signed by an authorized officer of the Company, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b) in the form attached hereto as Exhibit D; and

(viii)      a certificate evidencing the good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within five days of the Closing Date.

(b)          On or prior to the applicable Closing, each Purchaser (other than Converting Holders) shall deliver or cause to be delivered to the Company (the “Purchaser Deliverables”), a fully completed and duly executed Investor Questionnaire and Stock Certificate Questionnaire in the forms attached hereto as Exhibits A-1 and A-2, respectively.

(c)          At least 2 days before each Closing Date, each Purchaser (other than Converting Holders) shall deliver its Actual Cash Subscription Amount in United States dollars and in immediately available funds by wire transfer to the following Escrow Account:

PNC Bank

300 Delaware Avenue

Wilmington, DE 19899

ABA #: 031100089

Account Number: 5605012373

Account Name: Delaware Trust Company

FFC: Innovate Biopharmaceuticals, Inc. Acct #: 79-3232

(MUST INCLUDE SUBSCRIBER’S NAME)

provided that if the Closing or Merger is not consummated by 5:00 p.m., New York City time, on the Outside Date, as defined in the Merger Agreement, upon request by a Purchaser (other than Converting Holders), the Company shall, within three (3) Business days thereof, return, or cause to be returned, the Actual Cash Subscription Amount (in United States dollars and in immediately available funds by wire transfer) paid by such Purchaser to an account specified by such Purchaser.

(d)          On or prior to the Closing, each Placement Agent shall deliver or cause to be delivered to the Company, a fully completed and duly executed Placement Agent Questionnaire in the form attached hereto as Exhibit B.

2.3           Note Conversion. Notwithstanding any provision in the Convertible Notes, each Converting Holder listed on Annex A-1 hereby acknowledges and agrees that: (a) the Convertible Notes are hereby automatically exchanged for the number of shares of Common Stock listed opposite such Converting Holder’s name on the Schedule of Purchasers; (b) all rights, title and interest arising under each such Convertible Note held by such Converting Holder is hereby canceled, released, extinguished and of no further force and effect; (c) upon the Closing, the Company will be forever released from any and all of its obligations and liabilities under the Convertible Notes and such Convertible Notes shall be extinguished and cancelled; (d) no fractional Shares shall be issued upon conversion of the Convertible Notes and the right to receive cash in lieu of any fractional Share shall be waived; and (e) each Converting Holder hereby waives in connection with such conversion any notices required by the terms of such Convertible Notes. For the avoidance of doubt, each Converting Holder hereby acknowledges that no Warrants will be issued to Converting Holder for Shares issued in respect of the conversion of the Convertible Notes.

Article 3

Representations and Warranties

3.1           Representations and Warranties of the Company. The Company represents and warrants to each of the Purchasers as follows, except as set forth in the disclosure schedules delivered by the Company to the Purchasers at the applicable Closing (the “Disclosure Schedules”) (it being understood that the representations and warranties in this Article 3 are qualified by: (x) any exceptions and disclosures set forth in the section or subsection of the Disclosure Schedules corresponding to the particular section or subsection in this Article 3 in which such representation and warranty appears; (y) any exceptions or disclosures explicitly cross-referenced in such section or subsection of the Disclosure Schedules by reference to another section or subsection of the Disclosure Schedules; and (z) any exceptions or disclosures set forth in any other section or subsection of the Disclosure Schedules to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure qualifies such representation and warranty). The inclusion of any information in the Disclosure Schedules shall not be deemed to be an admission or acknowledgement, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a Material Adverse Effect, or is outside the ordinary course of business.

(a)          Authorization; Enforcement; Validity. The Company has the requisite corporate power to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been, or will be prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will, constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable Legal Requirements. There are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party.

(b)          No Conflicts. The Company is not in violation or default of any term of its charter documents, each as amended, or of any provision of any mortgage, indenture, contract, lease, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ, other than any such violation that would not have a Material Adverse Effect. The execution, delivery, and performance of and compliance with the Transaction Documents and the issuance and sale of the Shares and Warrants pursuant to this Agreement will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a material default under any such term or provision, or result in the creation of any Encumbrance upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(c)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares and Warrants), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Shares on Form D with the Commission under Regulation D and (iii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(d)          Issuance of the Shares and Warrants. The Shares and Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Encumbrances imposed or permitted by the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares and Warrants will be issued in compliance with all applicable federal and state securities laws. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(e)          Additional Representations and Warranties. The Company’s representations and warranties set forth in the Merger Agreement in Section 2.1 (Due Organization; Organizational Documents), 2.4 (Capitalization), 2.5 (Financial Statements), Section 2.6 (Absence of Changes), Section 2.7 (Title to Assets), Section 2.8 (Real Property; Leaseholds), 2.9 (Intellectual Property), Section 2.10 (Material Contracts), Section 2.11 (Undisclosed Liabilities), Section 2.12 (Compliance; Permits; Restrictions), Section 2.13 (Tax Matters), Section 2.14 (Employee and Labor Matters; Benefit Plans), Section 2.15 (Insurance), Section 2.16 (Legal Proceedings; Orders) and Section 2.18 (No Financial Advisor) are hereby incorporated by reference and are qualified by the disclosures in the Innovate Disclosure Schedules (as defined in the Merger Agreement), provided that for purposes of this Agreement any representation as to the making available or delivery of documents to Monster shall mean the making available or delivery of documents to each Purchaser and all such representations and warranties are made as of the date of this Agreement (and not as of the date of the Merger Agreement) except for those representations and warranties that speak as of a different specified date (which representations and warranties shall be made as of such different specified date).

(f)          Certain Fees. Other than GP Nurmenkari Inc., and H.C. Wainwright & Co., LLC (each a “Placement Agent” and together the “Placement Agents”) in each of their capacities as placement agent, no Person will have, as a result of the Company’s issuance of the Shares and Warrants pursuant to the terms of this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(g)          Private Placement. Assuming the accuracy of the representations and warranties of Purchasers contained in Section 3.2 hereof, the accuracy of the information disclosed by each Purchaser in the Investor Questionnaires delivered pursuant to Section 2.2(b) and Section 5.2(d) and the accuracy of the information disclosed by Placement Agents in the Placement Agent Questionnaire delivered pursuant to Section 2.2(d) and Section 5.2(h), the offer, sale and issuance of the Shares and Warrants will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares or Warrants to any person or persons so as to bring the sale of such Shares and Warrants by the Company within the registration provisions of the Securities Act or any state securities laws. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 (without giving effect to any materiality qualifiers therein), neither the Company nor any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale by the Company of the Shares and Warrants as contemplated hereby.

(h)          Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing and the Merger will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(i)          Foreign Corrupt Practices. Neither the Company, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(j)          No Disqualification Events. The Company has exercised reasonable care, in accordance with Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s Knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or Affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

(k)          Merger Agreement. Except for that certain Amendment to Agreement and Plan of Merger and Reorganization, dated January 3, 2018, by and among the Company, Monster, and Merger Sub, the Merger Agreement has not been amended or modified. The Merger Agreement is in full force and effect and represents a valid, binding and enforceable obligation of the Company and, to the Company’s Knowledge, of each party thereto, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors.

(l)          Shell Company Status. Monster is not an issuer identified in Rule 144(i)(1) or of the Securities Act or a shell company as defined in Rule 12b-2 of the Exchange Act (as defined in the Merger Agreement).

(m)          FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company, Monster or any of their subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company or Monster, as applicable, in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance could not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, Monster or any of their Subsidiaries, and none of the Company, Monster or any of their subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company, Monster or any of their subsidiaries, (iv) enjoins production at any facility of the Company, Monster or any of their subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company, Monster or any of their subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company, Monster or any of their subsidiaries, and which, either individually or in the aggregate, could have a Material Adverse Effect. The properties, business and operations of the Company, and Monster have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Neither the Company nor Monster has been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company or Monster nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company or Monster.

(n)          Form S-3 Eligibility. Following the Merger, Monster will be eligible to register the resale of the Securities for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

3.2           Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants severally and not jointly to the Company as follows:

(a)          Requisite Power and Authority. Such Purchaser has all necessary power and authority to execute and deliver the Transaction Documents to which such Purchaser is a party and to carry out their provisions. All action on such Purchaser’s part required for the lawful execution and delivery of the Transaction Documents to which such Purchaser is a party has been taken. Upon their execution and delivery, the Transaction Documents will be valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions may be limited by applicable Legal Requirements.

(b)          Investment Representations. Such Purchaser understands that the Securities have not been registered under the Securities Act. Such Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser’s representations contained in the Agreement and in such Purchaser’s Investor Questionnaire. Such Purchaser hereby represents and warrants as follows:

(i)          Purchaser Bears Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of such Purchaser’s investment in the Company and has the capacity to protect such Purchaser’s own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Shares and the shares underlying the Warrants (the “Warrant Shares”) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares, Warrants or Warrant Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

(ii)         Acquisition for Own Account. Such Purchaser is acquiring the Shares and Warrants for Purchaser’s own account for investment only, and not with a view towards their distribution.

(iii)        Purchaser Can Protect Its Interest. Such Purchaser represents that by reason of such Purchaser’s, or of such Purchaser’s management’s, business or financial experience, such Purchaser has the capacity to protect such Purchaser’s own interests in connection with the transactions contemplated in the Transaction Documents. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(iv)        Accredited Investor. Such Purchaser represents that such Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act.

(v)         Company Information. Such Purchaser has received and read the applicable financial statements of the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Such Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(vi)        Rule 144. Such Purchaser acknowledges and agrees that the Shares, Warrants and Warrant Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(vii)       “Bad Actor” Matters. Such Purchaser hereby represents that no Disqualification Events are applicable to such Purchaser or any of such Purchaser’s Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Such Purchaser hereby agrees that such Purchaser shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to such Purchaser or any of such Purchaser’s Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 3.2(b), “Rule 506(d) Related Party” shall mean a Person that is a beneficial owner of Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.

(viii)      Residence. If such Purchaser is an individual, then such Purchaser resides in the state or province identified in the address of such Purchaser set forth on Annex A; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which such Purchaser’s investment decision was made is located at the address or addresses of such Purchaser set forth on Annex A.

(ix)         Foreign Investors. If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or if such Purchaser is a U.S. subsidiary or Affiliate of a foreign parent company, “Foreign Purchaser”), such Purchaser hereby represents that such Purchaser has satisfied itself as to the full observance of the laws of such Purchaser’s jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within such Purchaser’s jurisdiction for the purchase of the Shares and Warrants, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained, and (iv) the Tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares, Warrants and Warrant Shares. Each Foreign Purchaser further represents that either (x) such Purchaser does not now, nor will such Purchaser after any Closing, hold 10% or greater, directly or indirectly, of the voting interest in the Company or (y) if such Purchaser does or will, such Foreign Purchaser shall notify the Company and shall provide such information as the Company may request to comply with state, federal, or local regulations. The Company’s offer and sale and such Foreign Purchaser’s subscription and payment for and continued beneficial ownership of the Shares, Warrants and Warrant Shares will not violate any applicable securities or other laws of such Foreign Purchaser’s jurisdiction.

(c)          Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(d)          Independent Investment Decision. Such Purchaser has independently evaluated the merits of such Purchaser’s decision to purchase Shares and Warrants pursuant to the Transaction Documents, and such Purchaser confirms that such Purchaser has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares and Warrants constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as such Purchaser, in such Purchaser’s sole discretion, has deemed necessary or appropriate in connection with such Purchaser’s purchase of the Shares and Warrants. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or such Purchaser’s representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents (as qualified by the Disclosure Schedules).

(e)          Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares and Warrants.

(f)          No Governmental Review. Such Purchaser understands that no Governmental Authority has passed on or made any recommendation or endorsement of the Shares and Warrants or the fairness or suitability of the investment in the Shares and Warrants nor has any such authority passed upon or endorsed the merits of the offering of the Shares and Warrants.

(g)          Acknowledgment. Such Purchaser acknowledges that such Purchaser is entering into this Agreement without any representation or warranty, express or implied, by the Company or Monster or any of their respective Affiliates, except as expressly set forth Section 3.2 or in any certificate or other document or instrument to be delivered to such Purchaser pursuant to this Agreement. Such Purchaser is not relying, nor has such Purchaser relied, on any representation or warranty (or the accuracy or completeness thereof), express or implied, with respect to the Company or Monster or any of their respective Affiliates, except as expressly set forth Section 3.2 or in any certificate or other document or instrument to be delivered to such Purchaser pursuant to this Agreement.

(h)          Risk Factors. Such Purchaser recognizes that the purchase of the Common Stock and Warrants involves a high degree of risk including, but not limited to, those risks set forth in the Statement of Risk Factors annexed hereto as Annex C.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3 and the Transaction Documents.

Article 4

Other Agreements of the Parties

4.1           Transfer Restrictions.

(a)          Compliance with Laws. Notwithstanding any other provision of the Transaction Documents, until the Shares are converted into shares of Monster Common Stock (as defined in the Merger Agreement) and the Warrants are converted into warrants to purchase shares of Monster Common Stock in accordance with the terms of the Merger Agreement, each Purchaser covenants that the Shares and Warrants may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares or Warrants other than (i) pursuant to an effective registration statement or (ii) to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares or Warrants under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)          Legends. Stock Certificates evidencing the Shares, Warrants and Warrant Shares shall bear any legend as required by the “Blue Sky” laws of any state and a restrictive legend in substantially the following form until such time as they are not required under Section 4.1(c) (and a stock transfer order may be placed against transfer of the Stock Certificates for the Shares):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVISIONS OF THE BYLAWS OF THE COMPANY, INCLUDING A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S), A COPY OF WHICH IS ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE COMPANY.

In addition, if any Purchaser is an Affiliate of the Company, Stock Certificates evidencing the Shares or Warrant Shares issued to such Purchaser shall bear a customary “affiliates” legend.

(c)          Removal of Legends. Subject to the Company’s right to request an opinion of counsel as set forth in Section 4.1(a), the legend set forth in Section 4.1(b) above shall be removable and the Company shall issue or cause to be issued a Stock Certificate without such legend or any other legend (except for any “affiliates” legend as set forth in Section 4.1(b)) to the holder of the applicable Shares upon which it is stamped, if (i) such Shares or Warrant Shares are registered for resale and resold pursuant to an effective registration statement under the Securities Act, (ii) such Shares or Warrant Shares are sold or transferred in compliance with Rule 144 (if the transferor is not an Affiliate of the Company), including without limitation in compliance with the current public information requirements of Rule 144 if applicable to the Company at the time of such sale or transfer, and the holder and its broker have delivered customary documents reasonably requested by counsel to the Company in connection with such sale or transfer, or (iii) such Shares or Warrant Shares are eligible for sale under Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction and counsel to the Company has provided written confirmation of such eligibility to the Company. Any fees (with respect to the counsel to the Company or otherwise) associated with the removal of such legend shall be borne by the Company.

4.2           Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to qualify the Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), which, subject to the accuracy of the Company’s and the Purchaser’s representations and warranties set forth herein, shall consist of the submission of all filings and reports relating to the offer and sale of the Shares pursuant to Rule 506 of Regulation D required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date, and shall provide evidence of any such action so taken to the Purchasers who request in writing such evidence.

4.3           No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that Monster and the Affiliates of the Company and the Affiliates of Monster, shall not, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares and Warrants in a manner that would require the registration under the Securities Act of the sale of the Shares and Warrants to the Purchasers.

4.4           Use of Proceeds. The Company intends to use the net proceeds from the sale of the Shares and Warrants hereunder for general working capital.

4.5           Declaration of Registration Rights. At, or promptly following, the Closing, the Company will cause Monster to execute and deliver to the Purchasers the declaration of registration rights in substantially the form attached hereto as Exhibit E.

4.6           Listing of Monster Common Stock. Following the Merger, the Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of common stock of Monster (the “Monster Common Stock”) on the trading market on which Monster is currently listed. In connection with the closing of the Merger, the Company shall use commercially reasonable efforts to apply to list or quote all of the Shares and Warrant Shares on such trading market and promptly secure the listing of all of the Shares and Warrant Shares on such trading market. The Company further agrees, if the Company applies to have the Monster Common Stock traded on any other trading market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other trading market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing or quotation and trading of the Monster Common Stock on a trading market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market. The Company agrees to maintain the eligibility of the Monster Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.7           Furnishing of Information; Public Information. Following the closing of the Merger and until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to cause Monster to maintain the registration of the Monster Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Monster after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities, including without limitation, under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, including without limitation, within the requirements of the exemption provided by Rule 144.

Article 5

Conditions Precedent to Closing

5.1           Conditions Precedent to the Obligations of the Purchasers (other than Converting Holders) to Purchase Shares and Warrants at Closing. The obligation of each Purchaser (other than Converting Holders) to acquire Shares and Warrants at the Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)          Representations and Warranties. The representations and warranties of the Company are true and correct in all respects as of the date of this Agreement and are true and correct in all respects on and as of the applicable Closing Date with the same force and effect as if made on the Closing Date, except (i) for those representations and warranties which address matters only as of a particular date (which representations were so true and correct as of such particular date); and (ii) where the failure of those representations and warranties would not have a Material Adverse Effect (disregarding all materiality qualifiers included in such representations and warranties).

(b)          Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it on or prior to the Closing Date.

(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that prohibits the consummation of the sale of the Shares.

(d)          Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing (except for the Required Approvals that may be obtained after the Closing), all of which shall be and remain so long as necessary in full force and effect.

(e)          Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f)          Merger. Each of the conditions to the consummation of the Merger set forth in the Merger Agreement shall have been satisfied or waived and the parties to the Merger Agreement shall be ready, willing and able to consummate the Merger immediately after the Closing on the terms and conditions set forth therein.

(g)          Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16.

(h)          Aggregate Actual Cash Subscription Amounts. At the Closing, the aggregate Actual Cash Subscription Amounts from all Purchasers shall be no less than the Minimum Offering Amount, and no more than $30,000,000 (the “Maximum Offering Amount”).

(i)          Funding. The Actual Cash Subscription Amount with respect to each Purchaser (other than Converting Holders) shall have been received by the Company (or its agent or other designee) in accordance with Section 2.2(c).

5.2           Conditions Precedent to the Obligations of the Company to sell Shares and Warrants at each Closing. The Company’s obligation to sell and issue the Shares and Warrants to each Purchaser (other than Converting Holders) at a Closing is subject to the fulfillment on or prior to the applicable Closing Date of the following conditions, any of which may be waived by the Company:

(a)          Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of this Agreement, and as of the applicable Closing Date as though made on and as of such date, except for representations and warranties that speak as of a different specified date (which representations shall have been so true and correct as of such specified date).

(b)          Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser on or prior to the applicable Closing Date.

(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that prohibits the consummation of the sale of the Shares or Warrants.

(d)          Purchaser Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(e)          Merger. Each of the conditions to the consummation of the Merger set forth in the Merger Agreement shall have been satisfied or waived and the parties to the Merger Agreement shall be ready, willing and able to consummate the Merger immediately after the Closing, on the terms and conditions set forth therein.

(f)          Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16.

(g)          Receipt of Funds. The Actual Cash Subscription Amount with respect to each Purchaser (other than Converting Holders) shall have been received by the Company (or its agent or other designee) in accordance with Section 2.2(c).

(h)          Placement Agent Questionnaire. Each Placement Agent shall have delivered the Placement Agent Questionnaire in accordance with Section 2.2(d).

Article 6

Miscellaneous

6.1           Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.

6.2           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) or e-mail delivery of a .PDF format data file at the facsimile number or e-mail address, as applicable, specified in this Section 6.3 during the recipient’s normal business hours on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) or e-mail delivery of a .PDF format data file at the facsimile number or e-mail address, as applicable, specified in this Section 6.3 on a day that is not a Business Day or not during the recipient’s normal business hours on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, (d) two Business Days after deposit with an internationally recognized expedited delivery services company, freight prepaid for delivery to a non-U.S. address, specifying next available Business Day delivery, with written verification of receipt, or (e) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Innovate Biopharmaceuticals Inc.
8480 Honeycutt Road
Suite 120
Raleigh, NC 27615
Telephone No.:(919) 275-1933
E-Mail:corplegal@innovatebiopharma.com
Attention: Christopher Prior

With a copy to:	Wilson Sonsini Goodrich & Rosati, P.C.:
12235 El Camino Real
San Diego, CA 92130
Attention: Martin J. Waters
Facsimile No.: (858) 350-2399
Email: mwaters@wsgr.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on its signature page hereof or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers holding at least a majority of the then outstanding Shares sold pursuant to this Agreement, provided, however, that additional Purchasers may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Purchasers. Any such amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities. Each Purchaser acknowledges that by the operation of this paragraph, the Purchasers holding at least a majority of the Shares issued pursuant to this Agreement will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares, Warrants or Warrant Shares.

6.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers (other than by merger or consolidation or to an entity which acquires the Company, including by way of acquiring all or substantially all of the Company’s assets). Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares, Warrants or Warrant Shares in compliance with the Transaction Documents and applicable Legal Requirements, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the Purchasers.

6.7           Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and, except as provided in the immediately preceding Section 6.6 and the immediately succeeding sentence, is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Notwithstanding the foregoing, the parties acknowledge and agree that Monster shall be an express and intended third party beneficiary under this Agreement, with the right of enforcement of the terms and conditions of this Agreement.

6.8           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts located in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Legal Proceeding, any claim that it is not personally subject to the jurisdiction of the state or federal courts located in the State of Delaware, or that such Legal Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Legal Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival. The representations and warranties contained herein shall terminate at the Closing and only the agreements and covenants contained herein that by their terms survive the Closing shall survive the applicable Closing in accordance with their terms.

6.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a .PDF format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .PDF signature page were an original thereof.

6.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor and achieves that same or substantially the same effect or result, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12         Replacement of Shares, Warrants and Warrant Shares. If any Stock Certificate, Warrant or other instrument evidencing any Shares, Warrants or Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new Stock Certificate, Warrant or other instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent, if other than the Company, of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent, if other than the Company, for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new Stock Certificate, Warrant or other instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares or Warrants. If a replacement Stock Certificate, Warrant or other instrument evidencing any Shares or Warrants is requested due to a mutilation thereof, the Company may require delivery of such mutilated Stock Certificate, Warrant or other instrument as a condition precedent to any issuance of a replacement.

6.13         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that irreparable damage may occur in the event that any of the provisions of the Transaction Documents were not performed in accordance with their specific terms or were otherwise breached and that monetary damages may not be adequate compensation for any loss incurred by the Purchasers, the Company by reason of any breach of any such provisions.

6.14         Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination, recapitalization, merger, consolidation or other reorganization or similar event occurring after the date hereof, each reference in any Transaction Document to the Shares, Warrants or Warrant Shares, a number of shares, a price per share or the class or type of securities with respect to the Shares or Warrant Shares shall be deemed to be amended to appropriately account for such event.

6.15         Independent Nature of the Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares and Warrants pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement and the other Transaction Documents are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares and Warrants purchased by such Purchaser.

6.16         Termination. This Agreement may be terminated and the sale and purchase of the Shares and Warrants abandoned (a) with respect to a particular Purchaser, at any time prior to the Closing, by mutual written consent of the Company and such Purchaser; (b) if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date, as defined in the Merger Agreement, by any Purchaser (with respect to itself only), upon written notice to the Company; (c) if the Merger has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date, as defined in the Merger Agreement, by any Purchaser (with respect to itself only), or (d) by either the Company or any Purchaser (with respect to such Purchaser only) upon written notice to the other if consummation of the transactions contemplated hereby would violate any nonappealable order, degree or judgment of any Governmental Authority having competent jurisdiction; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.16, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.17         Waiver of Conflicts. Each Purchaser acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement. Each Purchaser understands that the Company has been represented in the preparation, negotiation and execution of this Agreement by Company Counsel and that Company Counsel now or may in the future represent one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by this Agreement, including the representation of such Purchasers or their Affiliates in matters of a nature similar to those contemplated by this Agreement. The Company and each Purchaser hereby acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, and hereby waives any conflict arising out of such representation solely with respect to the matters contemplated by this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INNOVATE BIOPHARMACEUTICALS, INC.

By:	/s/ Jay Madan
Name:	Jay Madan
Title:	President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Adolfo & Donna Carmona

By:	/s/Adolfo & Donna Carmona
Name:	Adolfo & Donna Carmona
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Alan Mcintyre

By:	/s/Alan McIntyre
Name:	Alan McIntyre
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Alexander J. Brown Trust

By:	/s/ Robin L. Brown
Name:	Robin L. Brown
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Alexandra Koeppel

By:	/s/ Alexandra Koeppel
Name:	Alexandra Koeppel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Andrew and Melissa Fisher

By:	/s/ Andrew and Melissa Fisher
Name:	Andrew and Melissa Fisher
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Argjent Mena & Lara Sabani

By:	/s/ Argjent Mena & Lara Sabani
Name:	Argjent Mena & Lara Sabani
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Barry Shemaria

By:	/s/ Barry Shemaria
Name:	Barry Shemaria
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Basil Palmeri

By:	/s/ Basil Palmeri
Name:	Basil Palmeri
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bozarth LLC

By:	/s/ Donna Bozarth
Name:	Donna Bozarth
Title:	Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Brenda & Dave Rickey Family Foundation

By:	/s/David M. Rickey
Name:	David M. Rickey
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Brian & Andrea Fischhoff

By:	/s/ Brian & Andrea Fischhoff
Name:	Brian & Andrea Fischhoff
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bruce & Mitsie Levy

By:	/s/ Bruce & Mitsie Levy
Name:	Bruce & Mitsie Levy
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Carl J. Domino

By:	/s/ Carl J. Domino
Name:	Carl J. Domino
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Casimir S. Skrzypczak

By:	/s/ Casimir S. Skrzypczak
Name:	Casimir S. Skrzypczak
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Christopher Washburn

By:	/s/ Christopher Washburn
Name:	Christopher Washburn
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Clay Lebhar

By:	/s/ Clay Lebhar
Name:	Clay Lebhar
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Dennis R. DeLoach, Jr. & Faye M. DeLoach

By:	/s/ Dennis R. DeLoach, Jr. & Faye M. DeLoach
Name:	Dennis R. DeLoach, Jr. & Faye M. DeLoach
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Donald Sesterhenn

By:	/s/ Donald Sesterhenn
Name:	Donald Sesterhenn
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Douglas Rivers

By:	/s/ Douglas Rivers
Name:	Douglas Rivers
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Dyke Rogers

By:	/s/ Dyke Rogers
Name:	Dyke Rogers
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Edward O'Connell

By:	/s/ Edward O'Connell
Name:	Edward O'Connell
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Edward P. Swyer LLC

By:	/s/ Edward P. Swyer LLC
Name:	Edward P. Swyer LLC
Title:	Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Foster Family Trust

By:	/s/ Michael L. Foster
Name:	Michael L. Foster
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

FourJr Investments LTD

By:	/s/ Robert Burke
Name:	Robert Burke
Title:	Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Frederick B. Epstein

By:	/s/ Frederick B. Epstein
Name:	Frederick B. Epstein
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Gubbay Investments, LLC

By:	/s/ David Gubay
Name:	David Gubay
Title:	Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Gwen Swenson-Hale

By:	/s/ Gwen Swenson-Hale
Name:	Gwen Swenson-Hale
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Howard & Susan Kalka

By:	/s/ Howard & Susan Kalka
Name:	Howard & Susan Kalka
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Howard Stringer

By:	/s/ Howard Stringer
Name:	Howard Stringer
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Irwin Gruverman

By:	/s/ Irwin Gruverman
Name:	Irwin Gruverman
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

James H. Wiesenberg

By:	/s/ James H. Wiesenberg
Name:	James H. Wiesenberg
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jan Arnett

By:	/s/ Jan Arnett
Name:	Jan Arnett
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

James J. Watson

By:	/s/ James J. Watson
Name:	James J. Watson
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

James L. Dritz

By:	/s/ James L. Dritz
Name:	James L. Dritz
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jimmy R. Hasley

By:	/s/ Jimmy R. Hasley
Name:	Jimmy R. Hasley
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jay M. Haft

By:	/s/ Jay M. Haft
Name:	Jay M. Haft
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Joan L Bonanno TTE U/A DTD 12/05/2002 By Joan L Bonanno

By:	/s/ Joan L Bonanno
Name:	Joan L Bonanno
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

John Q Joubert & Terri L Joubert

By:	/s/ John Q Joubert & Terri L Joubert
Name:	John Q Joubert & Terri L Joubert
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

John E. Kyees

By:	/s/ John E. Kyees
Name:	John E. Kyees
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

John V. Wagner, Jr.

By:	/s/ John V. Wagner, Jr.
Name:	John V. Wagner, Jr.
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Juli-Ann Cialone

By:	/s/ Juli-Ann Cialone
Name:	Juli-Ann Cialone
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Kara Lynn Hart

By:	/s/ Kara Lynn Hart
Name:	Kara Lynn Hart
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Keith J. Gelles

By:	/s/ Keith J. Gelles
Name:	Keith J. Gelles
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Lars Bader

By:	/s/ Lars Bader
Name:	Lars Bader
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Lee J. Seidler Revocable Trust DTD 4/12/1990

By:	/s/ Lee J. Seidler
Name:	Lee J. Seidler
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Mackie Klingbeil

By:	/s/ Mackie Klingbeil
Name:	Mackie Klingbeil
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Meryle Evans Family Trust

By:	/s/ Steven Evans
Name:	Steven Evans
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Michael J. Pierce

By:	/s/ Michael J. Pierce
Name:	Michael J. Pierce
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Michael M. Mainero

By:	/s/ Michael M. Mainero
Name:	Michael M. Mainero
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Michael Stark

By:	/s/ Michael Stark
Name:	Michael Stark
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

N. Michael Wolsonovich, Jr.

By:	/s/ N. Michael Wolsonovich, Jr.
Name:	N. Michael Wolsonovich, Jr.
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Northlea Partners LLLP

By:	/s/ John Abeles
Name:	John Abeles
Title:	Manager of General Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

OHB Family Trust

By:	/s/ Lisa O’Connell
Name:	Lisa O’Connell
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Pamela M. Baker & Russell S. Baker

By:	/s/ Pamela M. Baker & Russell S. Baker
Name:	Pamela M. Baker & Russell S. Baker
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

The Peierls Bypass Trust
UD E.F. Peierls for Brian E. Peierls
UD E.F. Peierls for E. Jeffrey Peierls
UD J.N. Peierls for Brian Eliot Peierls
UD J.N. Peierls for E. Jeffrey Peierls
UW J.N. Peierls for Brian E. Peierls
UW J.N. Peierls for E. Jeffrey Peierls
UD Ethel F. Peierls Charitable Lead Trust
UD E.S. Peierls for E.F. Peierls et al
UW E.S. Peierls for Brian E. Peierls - Accumulation
UW E.S. Peierls for E. Jeffrey Peierls - Accumulation

By:	/s/ Deserae B. Smith
Name:	Deserae B. Smith
Title:	Vice President, The Northern Trust Company of Delaware, As Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Peter S. Kastner

By:	/s/ Peter S. Kastner
Name:	Peter S. Kastner
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Provident Trust Group LLC FBO Universal Technology Inc. 401K Plan FBO Robert G. Curtin

By:	/s/ Robert G. Curtin
Name:	Robert G. Curtin
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Raphael Tshibangu

By:	/s/ Raphael Tshibangu
Name:	Raphael Tshibangu
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Raymond J Bonanno TTE U/A DTD 12/05/2002 By Raymond J Bonanno

By:	/s/ Raymond J Bonanno
Name:	Raymond J Bonanno
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Renald J. & Catherine C. Anelle

By:	/s/ Renald J. & Catherine C. Anelle
Name:	Renald J. & Catherine C. Anelle
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Richard A Brown Trust

By:	/s/ Richard A Brown Trust
Name:	Richard A Brown Trust
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rickey Family Trust dtd 3/22/16

By:	/s/ David M Rickey
Name:	David M. Ricket
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Richard David

By:	/s/ Richard David
Name:	Richard David
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Robert Caione

By:	/s/ Robert Caione
Name:	Robert Caione
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Robert G. Curtin

By:	/s/ Robert G. Curtin
Name:	Robert G. Curtin
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Robert Harrigan

By:	/s/ Robert Harrigan
Name:	Robert Harrigan
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

RS & VS LTD

By:	/s/ Rodney Schorlemmer
Name:	Rodney Schorlemmer
Title:	Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Russell S. Dritz

By:	/s/ Russell S. Dritz
Name:	Russell S. Dritz
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Sal DeStefano

By:	/s/ Sal DeStefano
Name:	Sal DeStefano
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Satterfield Vintage Investments, LP

By:	/s/ Thomas A. Satterfield
Name:	Thomas A. Satterfield
Title:	Managing Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

SDL Ventures, LLC

By:	/s/ Donald R. Scifres
Name:	Donald R. Scifres
Title:	Managing Director

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Stephen A. Dichiara

By:	/s/ Stephen A. Dichiara
Name:	Stephen A. Dichiara
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Steven M. Cohen

By:	/s/ Steven M. Cohen
Name:	Steven M. Cohen
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Suresh Patel

By:	/s/ Suresh Patel
Name:	Suresh Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

The Fourys Co. LTD

By:	/s/ Alan Yanowitz
Name:	Alan Yanowitz
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Walter G. Gans

By:	/s/ Walter G. Gans
Name:	Walter G. Gans
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Yisroel Brauner & Chana Brauner

By:	/s/ Yisroel Brauner & Chana Brauner
Name:	Yisroel Brauner & Chana Brauner
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

B3 Group LLC

By:	/s/Stephen Saft
Name:	Stephen Saft
Title:	Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Nomis Bay LTD

By:	/s/ Peter Poole
Name:	Peter Poole
Title:	Director

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

MITZ ZHU YAN,LP

By:	/s/Stephen Saft
Name:	Stephen Saft
Title:	President of the General Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Charmi Vijapura

By:	/s/ Charmi Vijapura
Name:	Charmi Vijapura
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

GSB Holdings, Inc.

By:	/s/ David H. Clarke
Name:	David H. Clarke
Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jai V. Desai

By:	/s/ Jai V. Desai
Name:	Jai V. Desai
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jayesh K. Patel & Bela J. Patel

By:	/s/ Jayesh K. Patel & Bela J. Patel
Name:	Jayesh K. Patel & Bela J. Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jesal Kothari

By:	/s/ Jesal Kothari
Name:	Jesal Kothari
Title:	Individual

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Mahendra Doobay

By:	/s/ Mahendra Doobay
Name:	Mahendra Doobay
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rameshchandra Dabhi

By:	/s/ Rameshchandra Dabhi
Name:	Rameshchandra Dabhi
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Saha Living LLC

By:	/s/ C.K. Singla
Name:	C.K. Singla
Title:	General Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

UKR Partners LLC

By:	/s/Irene Mazue
Name:	Irene Mazue
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

RS Irrevocable Trust

By:	/s/ RS Irrevocable Trust
Name:	RS Irrevocable Trust
Title:	Trustee

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Valley Forge Investments LLC

By:	/s/ Valley Forge Investments LLC
Name:	Valley Forge Investments LLC
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

V.M. Patel and Tejal Patel

By:	/s/ V.M. Patel and Tejal Patel
Name:	V.M. Patel and Tejal Patel
Title:	MA

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Sphera Global Healthcare Master Fund

By:	/s/Doran Breen
Name:	Doran Breen
Title:	Director

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Intracoastal Capital, LLC

By:	/s/ Keith A. Goodman
Name:	Keith A. Goodman
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Iroquois Capital Investment Group LLC

By:	/s/ Richard Abbe
Name:	Richard Abbe
Title:	Managing Member

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Iroquois Master Fund Ltd

By:	/s/ Kim Page
Name:	Kim Page
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Amit Patel

By:	/s/ Amit Patel
Name:	Amit Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Anthony Barrett

By:	/s/ Anthony Barrett
Name:	Anthony Barrett
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Ashit Vijapura

By:	/s/ Ashit Vijapura
Name:	Ashit Vijapura
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Atul and Namrata Wadhwa

By:	/s/ Atul and Namrata Wadhwa
Name:	Atul and Namrata Wadhwa
Title:	Investors

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Atul Wadhwa

By:	/s/ Atul Wadhwa
Name:	Atul Wadhwa
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bearing Circle Capital LLC

By:	/s/ Bearing Circle Capital LLC
Name:	Bearing Circle Capital LLC
Title:	Member

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bhavesh Patel

By:	/s/ Bhavesh Patel
Name:	Bhavesh Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bijal Patel

By:	/s/ Bijal Patel
Name:	Bijal Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bhikabhai Nayi

By:	/s/ Bhikabhai Nayi
Name:	Bhikabhai Nayi
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Bindu Sangani

By:	/s/ Bindu Sangani
Name:	Bindu Sangani
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Charles Mosseri-Marlio

By:	/s/ Charles Mosseri-Marlio
Name:	Charles Mosseri-Marlio
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

David Cassimus

By:	/s/ David Cassimus
Name:	David Cassimus
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

David Purdy

By:	/s/ David Purdy
Name:	David Purdy
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Deepen R. Patel

By:	/s/ Deepen R. Patel
Name:	Deepen R. Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Himanshu M. Patel

By:	/s/ Himanshu M. Patel
Name:	Himanshu M. Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Hiren K. Patel

By:	/s/ Hiren K. Patel
Name:	Hiren K. Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Howard Yee

By:	/s/ Howard Yee
Name:	Howard Yee
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Hygient Corporation

By:	/s/ Hygient Corporation
Name:	Hygient Corporation
Title:	President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Janet League Katzin

By:	/s/ Janet League Katzin
Name:	Janet League Katzin
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jay Madan

By:	/s/ Jay Madan
Name:	Jay Madan
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jigar J. Patel

By:	/s/ Jigar J. Patel
Name:	Jigar J. Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Jonathan Barrett

By:	/s/ Jonathan Barrett
Name:	Jonathan Barrett
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

JRK Inc.

By:	/s/ JRK Inc.
Name:	JRK Inc.
Title:	President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Justin Prior

By:	/s/ Justin Prior
Name:	Justin Prior
Title:	Mechanical Engineer

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Karl Pinto

By:	/s/ Karl Pinto
Name:	Karl Pinto
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Kumar Patel

By:	/s/ Kumar Patel
Name:	Kumar Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Malika Sangani

By:	/s/ Malika Sangani
Name:	Malika Sangani
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Malur R. Balaji

By:	/s/ Malur R. Balaji
Name:	Malur R. Balaji
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Marilyn Hemani

By:	/s/ Marilyn Hemani
Name:	Marilyn Hemani
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Mary Cheeran

By:	/s/ Mary Cheeran
Name:	Mary Cheeran
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Michael Mindlin

By:	/s/ Michael Mindlin
Name:	Michael Mindlin
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Nalini Krishnankutty

By:	/s/ Nalini Krishnankutty
Name:	Nalini Krishnankutty
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Niranjana Patel

By:	/s/ Niranjana Patel
Name:	Niranjana Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

ONE by NP

By:	/s/ ONE by NP
Name:	ONE by NP
Title:	Member

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Parul T. Patel

By:	/s/ Parul T. Patel
Name:	Parul T. Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Piyush Patel

By:	/s/ Piyush Patel
Name:	Piyush Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Praful Patel

By:	/s/ Praful Patel
Name:	Praful Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Prentice Lending II LLC

By:	/s/ Prentice Lending II LLC
Name:	Prentice Lending II LLC
Title:	Mark Hossein, CFO

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Raj S. Shah

By:	/s/ Raj S. Shah
Name:	Raj S. Shah
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rajesh and Suny Patel

By:	/s/ Rajesh and Suny Patel
Name:	Rajesh and Suny Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rajesh Patel

By:	/s/ Rajesh Patel
Name:	Rajesh Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rakesh Shah

By:	/s/ Rakesh Shah
Name:	Rakesh Shah
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Ramesh Donthamsetty

By:	/s/ Ramesh Donthamsetty
Name:	Ramesh Donthamsetty
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rathin Patel

By:	/s/ Rathin Patel
Name:	Rathin Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Saurabh Shah

By:	/s/ Saurabh Shah
Name:	Saurabh Shah
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

SDS Capital Partners II, LLC

By:	/s/ SDS Capital Partners II, LLC
Name:	SDS Capital Partners II, LLC
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Sebastian Prior

By:	/s/ Sebastian Prior
Name:	Sebastian Prior
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Sireesh Appajosyula

By:	/s/ Sireesh Appajosyula
Name:	Sireesh Appajosyula
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Subhashini Chandran

By:	/s/ Subhashini Chandran
Name:	Subhashini Chandran
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Suchin Bajaj

By:	/s/ Suchin Bajaj
Name:	Suchin Bajaj
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Sujata Shah

By:	/s/ Sujata Shah
Name:	Sujata Shah
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Sunil Kumar S. Reddy

By:	/s/ Sunil Kumar S. Reddy
Name:	Sunil Kumar S. Reddy
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Todd Gallinek

By:	/s/ Todd Gallinek
Name:	Todd Gallinek
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Vijay Taunk

By:	/s/ Vijay Taunk
Name:	Vijay Taunk
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Vikram Patel

By:	/s/ Vikram Patel
Name:	Vikram Patel
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Wallace R. Nelms

By:	/s/ Wallace R. Nelms
Name:	Wallace R. Nelms
Title:

[Signature Page to Subscription Agreement]

ANNEX A:	-	Schedule of Purchasers
ANNEX A-1:	-	Schedule of Converting Holders
ANNEX B:	-	Agreement and Plan of Merger and Reorganization
ANNEX C:	-	Statement of Risk Factors

EXHIBITS:

A-1:	-	Investor Questionnaire

A-2:	-	Stock Certificate Questionnaire

B:	-	Placement Agent Questionnaire

C:	-	Form of Secretary’s Certificate

D:	-	Form of Compliance Certificate

E:	-	Form of Declaration of Registration Rights

F:	-	Form of Lock-Up Agreement

G:	-	Form of Warrant

ANNEX A

SCHEDULE OF PURCHASERS

ANNEX A-1

SCHEDULE OF CONVERTING HOLDERS

ANNEX B

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

ANNEX C

RISK FACTORS

STATEMENT OF RISK FACTORS

You should carefully consider the following risk factors. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on Innovate’s businesses, financial conditions or results of operations. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

We believe that Monster will likely be delisted from NASDAQ prior to the closing of this offering. , The delisting could adversely affect the market liquidity of Monster’s common stock, impair the value of your investment, adversely affect our ability to raise needed funds (following the closing of the anticipated Merger) and subject us (following the closing of the anticipated Merger) to additional trading restrictions and regulations.

Companies listed on The NASDAQ Stock Market, or NASDAQ, are subject to delisting for, among other things, failure to maintain a minimum stockholders’ equity of $2.5 million. On April 17, 2017, Monster received a deficiency notice from NASDAQ notifying Monster that, based on Monster’s Form 10-K for the year ended December 31, 2016, NASDAQ determined that Monster’s stockholders’ equity does not comply with the minimum $2.5 million stockholders’ equity requirement for continued listing on the NASDAQ Capital Market. NASDAQ provided Monster with 45 calendar days, or until June 1, 2017, to submit a plan to regain compliance with the minimum stockholders’ equity standard. The plan to regain compliance was accepted and NASDAQ granted an extension until October 14, 2017 to provide evidence of compliance. By letter dated October 19, 2017, NASDAQ informed Monster that based upon Monsters’s continued non-compliance with the minimum $2.5 million stockholders equity requirement for continued listing on the Nasdaq Capital Market, Monster’s common stock would be subject to delisting from NASDAQ unless Monster timely requests a hearing before the NASDAQ Hearings Panel (the “Panel”).

On October 24, 2017, Monster requested a hearing before the Panel, which request would stay any delisting action by the NASDAQ at least pending the issuance of the Panel’s decision following the hearing and the expiration of any extension period that may be granted by the Panel. By letter dated October 25, 2017, the request for a hearing before the Panel was granted, and such hearing was held on December 7, 2017. At the hearing, NASDAQ provided Monster until January 3, 2017 to regain compliance with the minimum stockholders’ equity standard.

On June 15, 2017, Monster received a letter from NASDAQ notifying Monster that it is not in compliance with NASDAQ Listing Rule 5810(b) that requires Monster to maintain a minimum bid price of One Dollar ($1.00) per share. This determination was based upon the closing bid price of Monster’s common stock for the preceding thirty (30) consecutive business days. NASDAQ provided Monster with 180 calendar days, or until December 12, 2017, to regain compliance by maintaining a closing bid price of One Dollar ($1.00) for at least ten (10) consecutive business days.

As of January 3, 2017, Monster has failed to regain compliance with the minimum stockholders’ equity standard and a minimum bid price of One Dollar ($1.00) per share. Monster requested an additional extension period to regain compliance, which is under consideration by NASDAQ. We believe that is unlikely that NASDAQ will grant this extension and, as such, we believe Monster’s common stock will delisted from The Nasdaq Capital Market prior to the closing of this offering and the merger with Monster (the “Merger”). Therefore, at the closing of the Merger, Monster common stock shares that will be issued in respect of the Innovate common stock shares will likely not be traded on NASDAQ.

Monster’s common stock is currently traded on the NASDAQ Capital Market under the trading symbol “MSDI.” Monster has filed an application and is taking the steps necessary to have its common stock quoted for trading in the OTCQB US Market (“OTCQB”), operated by OTC Markets, Inc., under the same trading symbol of “MSDI.” Monster expects to hear back from the Panel during the week of January 8, 2017, but cannot give any assurance that a decision will be reached by then. If the Panel does not grant an extension and Monster’s common stock is delisted from the NASDAQ Capital Market, trading will commence on the OTCQB the next trading day. To the extent that Monster’s common stock is delisted and following commencement of trading of its common stock on the OTCQB, Monster’s common stock will continue to be registered under the Exchange Act and Monster will continue to file financial reports that will be available on the SEC’s website, www.sec.gov.

If Monster’s shares are delisted from the NASDAQ Capital Market and then traded on the OTCQB, investors that purchase Innovate common stock shares in this offering will receive Monster’s common stock shares that are trading on the OTCQB. Trading Monster common stock shares on the OTCQB may be difficult because smaller quantities of shares would likely be bought and sold, transactions could be delayed, and any security analysts’ coverage may be reduced. In addition, in the event Monster common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in such common stock, further limiting the liquidity. These factors could result in lower prices and larger spreads in the bid and ask prices for Monster common stock. Such delisting from the NASDAQ Capital Market and continued or further declines in Monster’s share price could also greatly impair Monster ability to raise additional necessary capital through equity or debt financing and could significantly increase the ownership dilution to shareholders caused by our issuing equity in a financing or other transactions.

Risks Related to Innovate’s Capital Requirements and Financial Condition

Innovate has a limited operating history and has incurred significant losses since inception, and expects that it will continue to incur losses for the foreseeable future, which makes it difficult to assess Innovate’s future viability.

Innovate is a clinical development-stage biopharmaceutical company with a limited operating history upon which to evaluate its business and prospects. Innovate has not been profitable since it commenced operations in 2012, and may never achieve or sustain profitability. In addition, Innovate has limited history as an organization and has not yet demonstrated an ability to successfully overcome many of the risks and uncertainties frequently encountered by companies in new and rapidly evolving fields, particularly in the biopharmaceutical industry. Drug development is a highly speculative undertaking and involves a substantial degree of risk. Innovate has not yet obtained any regulatory approvals for any of its product candidates, commercialized any of its product candidates, or generated any revenue from sales of products. Innovate has devoted significant resources to research and development and other expenses related to its ongoing clinical trials and operations, in addition to acquiring product candidates.

Since inception, most of Innovate’s resources have been dedicated to the acquisition and development of its product candidates, INN-202 (Larazotide Acetate), INN-108 and INN-329 (Secretin). Innovate will require significant additional capital to continue operations and to execute on its current business strategy to develop INN-202 through to regulatory approval and further develop INN-108 and INN-329 for eventually seeking regulatory approval. Innovate cannot estimate with reasonable certainty the actual amounts necessary to successfully complete the development and commercialization of its product candidates and there is no certainty that Innovate will be able to raise the necessary capital on reasonable terms or at all.

Innovate’s auditor has expressed substantial doubt about its ability to continue as a going concern.

The audit report on Innovate’s financial statements for the years ended December 31, 2016 and 2015 includes an explanatory paragraph related to Innovate’s recurring losses from operations and dependence on additional financing to continue as a going concern. Innovate has incurred net losses for the years ended December 31, 2016 and 2015, and had an accumulated deficit of $7.7 million as of December 31, 2016.  In view of these matters, Innovate’s ability to continue as a going concern is dependent upon its ability to raise additional debt or equity financing or enter into strategic partnerships. Since its inception, Innovate has financed its operations through convertible debt financings. Innovate intends to continue to finance its operations through debt or equity financing and/or strategic partnerships.  The failure to obtain sufficient financing or strategic partnerships could adversely affect Innovate’s ability to achieve its business objectives and continue as a going concern.

Innovate will require substantial additional financing to obtain regulatory approval for INN-202 for celiac disease, and for further development of INN-108 (for ulcerative colitis) and INN-329 (for magnetic resonance cholangiopancreatography or MRCP), and a failure to obtain this necessary capital when needed on acceptable terms, or at all, could force Innovate to delay, limit, reduce or terminate Innovate’s product development efforts or other operations.

For the year ended December 31, 2016, and the nine months ended September 30, 2017, Innovate incurred losses from operations of $5.4 million and $8.9 million, respectively, and net cash used in operating activities was $2.2 million and $3.2 million, respectively. At September 30, 2017, Innovate had an accumulated deficit of $17 million, its cash, cash equivalents and investment securities were $1.5 million, and its working capital deficit was $11.1 million. Innovate expects to continue to incur substantial operating losses for the next several years as it advances its product candidates through clinical development, US and other regional regulatory approvals, and commercialization. No revenue from operations will likely be available until, and unless, one of its product candidates is approved by the FDA or another regulatory agency and successfully marketed, or Innovate enters into an arrangement that provides for licensing revenue or other partnering-related funding, outcomes which Innovate may not achieve on a timely basis, or at all.

Innovate’s capital requirements for the foreseeable future will depend in large part on, and could increase significantly as a result of, its expenditures on its development programs. Future expenditures on its development programs are subject to many uncertainties, and will depend on, and could increase significantly as a result of, many factors, including:

•	the number, size, complexity, results and timing of its drug development programs;

•	the number of clinical and nonclinical studies necessary to demonstrate acceptable evidence of the safety and efficacy of its product candidates;

•	the terms of any collaborative or other strategic arrangement that Innovate may establish;

•	changes in standards of care which could increase the size and complexity of clinical studies;

•	the ability to locate patients to participate in a study given the limited number of patients available for orphan or ultra-orphan indications;

•	the number of patients who participate, the rate of enrollment, and the ratio of randomized to evaluable patients in each clinical study;

•	the number and location of sites and the rate of site initiation in each study;

•	the duration of patient treatment and follow-up;

•	the potential for additional safety monitoring or other post-marketing studies that may be requested by regulatory agencies;

•	the time and cost to manufacture clinical trial material and commercial product, including process development and scale-up activities, and to conduct stability studies, which can last several years;

•	the degree of difficulty and cost involved in securing alternate manufacturers or suppliers of drug product, components or delivery devices, as necessary to meet FDA requirements and/or commercial demand;

•	the costs, requirements, timing of, and the ability to, secure regulatory approvals;

•	the extent to which Innovate increases its workforce and the costs involved in recruiting, training and incentivizing new employees;

•	the costs related to developing, acquiring and/or contracting for sales, marketing and distribution capabilities, supply chain management capabilities, and regulatory compliance capabilities, if Innovate obtains regulatory approval for a product candidate and commercializes it without a partner;

•	the costs involved in evaluating competing technologies and market developments or the loss in sales in case of such competition; and

•	the costs involved in establishing, enforcing or defending patent claims and other proprietary rights.

Additional capital may not be available when Innovate needs it, on terms that are acceptable to it or at all. If adequate funds are not available to Innovate on a timely basis, it will be required to delay, limit, reduce or terminate its establishment of sales and marketing, manufacturing or distribution capabilities, development activities or other activities that may be necessary to commercialize its product candidates, conduct preclinical or clinical studies, or other development activities.

If Innovate raises additional capital through marketing and distribution arrangements or other collaborations, strategic alliances or licensing arrangements with third parties, it may have to relinquish certain valuable rights to its product candidates, technologies, future revenue streams or research programs or grant licenses on terms that may not be favorable. If Innovate raises additional capital through public or private equity offerings, the ownership interest of its stockholders will be diluted and the terms of any new equity securities may have preferential rights over its common stock. If Innovate raises additional capital through debt financing, it may be subject to covenants limiting or restricting its ability to take specific actions, such as incurring additional debt or making capital expenditures, or subject to specified financial ratios, any of which could restrict its ability to develop and commercialize its product candidates or operate as a business.

Innovate has not generated any revenue from product sales and may never be profitable.

Innovate has no products approved for commercialization and has never generated any revenue from product sales. Innovate’s ability to generate revenue and achieve profitability depends on its ability, alone or with strategic collaboration partners, to successfully complete the development of, and obtain the requisite regulatory approvals necessary to commercialize, one or more of its product candidates.

Innovate has not paid cash dividends in the past and does not expect to pay dividends in the future. Any return on investment may be limited to the value of its common stock.

Innovate has never paid cash dividends on our common stock and does not anticipate paying cash dividends in the near future. The payment of dividends on its common stock will depend on earnings, financial condition and other business and economic factors affecting Innovate at such time as the board of directors may consider relevant. If Innovate does not pay dividends, its common stock may be less valuable because a return on your investment will only occur if its stock price appreciates.

Risks Related to Innovate’s Business Strategy and Operations

Innovate does not have any products that are approved for commercial sale.

Innovate currently does not have any therapeutic products approved for commercial sale. Innovate has not received, and may not receive within the next several years, if at all, any revenues from the commercialization of its product candidates if approved.

Innovate is substantially dependent upon the clinical, regulatory and commercial success of its three product candidates, INN-202, INN-108 and INN-329. Clinical drug development involves a lengthy and expensive process with an uncertain outcome, results of earlier studies and trials may not be predictive of future trial results, and Innovate’s clinical trials may fail to adequately demonstrate to the satisfaction of regulatory authorities the safety and efficacy of its three product candidates.

The success of Innovate’s business is dependent on its ability to advance the clinical development of INN-202 for the treatment of celiac disease, INN-108 for the treatment of mild to moderate ulcerative colitis, and INN-329 for MRCP. INN-202 has had successful completion of Phase 2 trials and Phase 3 pivotal studies and long-term safety studies remain to be conducted. INN-108 will be entering into Phase 2 efficacy trials for mild to moderate ulcerative colitis. INN-329 requires some additional studies to be performed for completion of Phase 3 trials.

Clinical testing is expensive and can take many years to complete. The outcome of this testing is inherently uncertain. A failure of one or more of Innovate’s clinical trials can occur at any time during the clinical trial process. The results of preclinical studies and early clinical trials of Innovate’s product candidates may not necessarily be predictive of the results of later-stage clinical trials. There is a high failure rate for drugs proceeding through clinical trials, and product candidates in later stages of clinical trials may fail to show the required safety and efficacy despite having progressed through preclinical studies and initial clinical trials. Many companies in the pharmaceutical industry have suffered significant setbacks in advanced clinical trials due to lack of efficacy or adverse safety profiles, notwithstanding promising results in earlier clinical trials, and Innovate cannot be certain that it will not face similar setbacks. Even if Innovate’s clinical trials are completed, the results may not be sufficient to obtain regulatory approval for its product candidates.

Because of the developmental nature of Innovate’s product candidates, Innovate is subject to risks associated with initiating, completing and achieving positive outcomes from its current and future clinical trials, including:

•	inability to enroll enough patients in the clinical trials;

•	slow implementation, enrollment and completion of the clinical trials;

•	low patient compliance and adherence to dosing and reporting requirements, such as incomplete reporting of patient reported outcomes in the clinical trials or missed doses;

•	lack of safety and efficacy in the clinical trials;

•	delays in the manufacture of supplies for drug components due to delays in formulation, process development, or manufacturing activities;

•	requirements for additional nonclinical or clinical studies based on changes to formulation and/or changes to regulatory requirements;

•	requirements for additional clinical studies based on inconclusive clinical results or changes in market, standard of care, and/or regulatory requirements;

If Innovate successfully completes the necessary clinical trials for its product candidates, its success will be subject to the risks associated with obtaining regulatory approvals, product launch, and commercialization, including:

•	delays during regulatory review and/or requirements for additional CMC, nonclinical, or clinical studies, resulting in increased costs and/or delays in marketing approval and subsequent commercialization of the product candidates in the United States and other markets;

•	FDA rejection of Innovate’s New Drug Application (“NDA”) submissions for its product candidates;

•	regulatory rejection in the EU, Japan, and other markets;

•	inability to consistently manufacture commercial supplies of drug and delivery devices resulting in slowed market development and lower revenue;

•	poor commercial sales due to:

o	the ability of Innovate’s future sales organization or its potential commercialization partners to effectively sell the product candidates;

o	Innovate’s lack of success in educating physicians and patients about the benefits, administration, and use of its product candidates;

o	low patient demand for the product candidates;

o	the availability, perceived advantages, relative cost, relative safety and relative efficacy of other products or treatments for the targeted indications of the product candidates;

o	poor prescription coverage and inadequate reimbursement for its product candidates;

•	Innovate’s inability to enforce its intellectual property rights in and to its product candidates; and

•	reduction in the safety profile of its product candidates following approval.

Many of these clinical, regulatory and commercial matters are beyond Innovate’s control and are subject to other risks described elsewhere in this “Risk Factors” annex. Accordingly, Innovate cannot assure that it will be able to advance its product candidates further through final clinical development, or obtain regulatory approval of, commercialize or generate significant revenue from them. If Innovate cannot do so, or is significantly delayed in doing so, its business will be materially harmed.

If Innovate fails to attract and retain senior management and key scientific personnel, it may be unable to successfully develop and commercialize its product candidates.

Innovate has historically operated with a limited number of employees. As of July 31, 2017, Innovate had four full-time employees, including one employee engaged in research and development. Therefore, institutional knowledge is concentrated within a small number of employees. Innovate’s success depends in part on its continued ability to attract, retain and motivate highly qualified management, clinical and scientific personnel. Innovate’s future success is highly dependent upon the contributions of its senior management team. The loss of services of any of these individuals could delay or prevent the successful development of its product pipeline, completion of its planned clinical trials or the commercialization of its product candidates.

There may be intense competition from other companies and organizations for qualified personnel. Other companies and organizations with which Innovate competes for personnel may have greater financial and other resources and different risk profiles than Innovate, and a history of successful development and commercialization of its product candidates. Replacing key employees may be difficult and costly; and Innovate may not have other personnel with the capacity to assume all the responsibilities of a key employee upon his/her departure. If Innovate cannot attract and retain skilled personnel, as needed, Innovate may not achieve its development and other goals.

In addition, the success of Innovate’s business will depend on its ability to develop and maintain relationships with respected service providers and industry-leading consultants and advisers. If Innovate cannot develop and maintain such relationships, as needed, the rate and success at which Innovate can develop and commercialize product candidates may be limited. In addition, its outsourcing strategy, which has included engaging consultants to manage key functional areas, may subject Innovate to scrutiny under labor laws and regulations, which may divert management time and attention and have an adverse effect on its business and financial condition.

Innovate has identified a material weakness in its internal control over financial reporting and may identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal control, which may impair its ability to produce accurate financial statements or prevent fraud.

Currently, Innovate is a private company and has limited resources to address its internal controls and procedures and relies on part-time consultants to assist Innovate with its financial accounting and compliance obligations. In connection with the preparation of Innovate’s audited financial statements for the year ended December 31, 2016, Innovate’s independent auditors advised management that a material weakness existed in internal controls over financial reporting due to Innovate’s inability to adequately segregate duties as a result of Innovate’s limited number of accounting personnel. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the subject company’s annual or interim financial statements will not be prevented or detected on a timely basis. Although Innovate is committed to continuing to improve its internal control processes and intends to implement a plan to remediate this material weakness, Innovate cannot be certain of the effectiveness of such plan or that, in the future, additional material weaknesses or significant deficiencies will not exist or otherwise be discovered. If Innovate is unable to maintain proper and effective internal controls, it may not be able to produce timely and accurate financial statements and prevent fraud.

Innovate’s employees, independent contractors and consultants, principal investigators, CROs, CMOs and other vendors, and any future commercial partners may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements, which could cause significant liability for Innovate and harm its reputation.

Innovate is exposed to the risk that its employees, independent contractors and consultants, principal investigators, clinical research organizations (CROs), contract manufacturing organizations (CMOs) and other vendors, and any future commercial partners may engage in fraudulent conduct or other misconduct. This type of misconduct may include intentional failures to comply with FDA regulations or similar regulations of comparable foreign regulatory authorities, to provide accurate information to the FDA or comparable foreign regulatory authorities, to comply with manufacturing standards required by cGMP or Innovate standards, to comply with federal and state healthcare fraud and abuse laws and regulations and similar laws and regulations established and enforced by comparable foreign regulatory authorities, and to report financial information or data accurately or disclose unauthorized activities to them. The misconduct of its employees and other Innovate service providers could involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to its reputation. Innovate intends to adopt a code of business ethics and conduct, but it is not always possible to identify and deter such misconduct, and the precautions Innovate takes to detect and prevent this activity, such as the implementation of a quality system which entails vendor audits by quality experts, may not be effective in controlling unknown or unmanaged risks or losses or in protecting Innovate from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with such laws or regulations. If any such actions are instituted against them, and Innovate is not successful in defending itself or asserting its rights, those actions could have a significant impact on its business and results of operations, including the imposition of significant fines or other sanctions.

Innovate does not have, and does not have plans to establish manufacturing facilities. Innovate completely relies on third parties for the manufacture and supply of its clinical trial drug and delivery device supplies and, if approved, commercial product materials. The loss of any of these vendors or a vendor’s failure to provide Innovate with an adequate supply of clinical trial or commercial product material in a timely manner and on commercially acceptable terms, or at all, could harm its business.

Innovate outsources the manufacture of its product candidates and does not plan to establish its own manufacturing facilities. To manufacture Innovate’s product candidates, Innovate has made numerous custom modifications at CMOs, making Innovate highly dependent on these CMOs. For clinical and commercial supplies, if approved, Innovate has supply agreements with third party CMOs for drug substance and finished drug product. While Innovate has secured long-term commercial supply agreements with many of the third party CMOs, Innovate would need to negotiate agreements for commercial supply with several important CMOs, and Innovate may not be able to reach agreement on acceptable terms. In addition, Innovate relies on these third parties to conduct or assist Innovate in key manufacturing development activities, including qualification of equipment, developing and validating methods, defining critical process parameters, releasing component materials and conducting stability testing, among other things. If these third parties are unable to perform their tasks successfully in a timely manner, whether for technical, financial or other reasons, Innovate may be unable to secure clinical trial material, or commercial supply material if approved, which likely would delay the initiation, conduct or completion of its clinical studies or prevent Innovate from having enough commercial supply material for sale, which would have a material and adverse effect on its business.

Currently, Innovate does not have alternative vendors to back up its primary vendors of clinical trial material or, if approved, commercial supply material. Identification of and discussions with other vendors may be protracted and/or unsuccessful, or these new vendors may be unsuccessful in producing the same results as the current primary vendors producing the material. Therefore, if its primary vendors become unable or unwilling to perform their required activities, Innovate could experience protracted delays or interruptions in the supply of clinical trial material and, ultimately, product for commercial sale, which would materially and adversely affect its development programs, commercial activities, operating results and financial condition. In addition, the FDA or regulatory authorities outside of the United States may require Innovate to have an alternate manufacturer of a drug product before approving it for marketing and sale in the United States or abroad and securing such alternate manufacturer before approval of an NDA could result in considerable additional time and cost prior to NDA approval.

Any new manufacturer or supplier of finished drug product or its component materials, including drug substance and delivery devices, would be required to qualify under applicable regulatory requirements and would need to have sufficient rights under applicable intellectual property laws to the method of manufacturing of such product or ingredients required by Innovate. The FDA or foreign regulatory agency may require Innovate to conduct additional clinical studies, collect stability data and provide additional information concerning any new supplier, or change in a validated manufacturing process, including scaling-up production, before Innovate could distribute products from that manufacturer or supplier or revised process. For example, if Innovate were to engage a third party other than its current CMOs to supply the drug substance or drug product for future clinical trial, or commercial product, the FDA or regulatory authorities outside of the United States may require Innovate to conduct additional clinical and nonclinical studies to ensure comparability of the drug substance or drug product manufactured by its current CMOs to that manufactured by the new supplier.

The manufacture of pharmaceutical products requires significant expertise and capital investment, including the development of advanced manufacturing techniques and process controls. Manufacturers of pharmaceutical products often encounter difficulties in production, particularly in scaling-up initial production. These problems include difficulties with production costs and yields, quality control, including stability of the product candidate and quality assurance testing, and shortages of qualified personnel. Innovate’s product candidates have not been manufactured at the scale Innovate believes will be necessary to maximize its commercial value and, accordingly, Innovate may encounter difficulties in attempting to scale-up production and may not succeed in that effort on a timely basis or at all. In addition, the FDA or other regulatory authorities may impose additional requirements as Innovate scales-up initial production capabilities, which may delay its scale-up activities and/or add expense.

All manufacturers of Innovate’s clinical trial material and, if approved, commercial product, including drug substance manufacturers, must comply with cGMP requirements enforced by the FDA through its facilities inspection program and applicable requirements of foreign regulatory authorities. These requirements include quality control, quality assurance and the maintenance of records and documentation. Manufacturers of Innovate’s clinical trial material may be unable to comply with these cGMP requirements and with other FDA, state and foreign regulatory requirements. While Innovate or its representatives generally monitor and audit its manufacturers’ systems, Innovate does not have full control over their ongoing compliance with these regulations. And while the responsibility to maintain cGMP compliance is shared between Innovate and the third-party manufacturer, Innovate bears ultimate responsibility for its supply chain and compliance with regulatory standards. Failure to comply with these requirements may result in fines and civil penalties, suspension of production, suspension or delay or failure to obtain product approval, product seizure or recall, or withdrawal of product approval.

If Innovate’s manufacturers encounter any of the aforementioned difficulties or otherwise fail to comply with their contractual obligations or there are delays entering commercial supply agreements due to capital constraints, Innovate may have insufficient quantities of material to support ongoing and/or planned clinical studies or to meet commercial demand, if approved. In addition, any delay or interruption in the supply of materials necessary or useful to manufacture its product candidates could delay the completion of its clinical studies, increase the costs associated with its development programs and, depending upon the period of delay, require Innovate to commence new clinical studies at significant additional expense or terminate the studies completely. Delays or interruptions in the supply of commercial product could result in increased cost of goods sold and lost sales. Innovate cannot provide assurance that manufacturing or quality control problems will not arise in connection with the manufacture of its clinical trial material or commercial product, if approved, or that third-party manufacturers will be able to maintain the necessary governmental licenses and approvals to continue manufacturing such clinical trial material or commercial product, as applicable. In addition, if Innovate products are manufactured entirely or partially outside the United States, Innovate may experience interruptions in supply due to shipping or customs difficulties or regional instability. Furthermore, changes in currency fluctuations, shipping costs, or import tariffs could adversely affect cost of goods sold. Any of the above factors could cause Innovate to delay or suspend anticipated or ongoing trials, regulatory submissions or commercialization of its product candidates, entail higher costs or result in Innovate being unable to effectively commercialize its products. Innovate’s dependence upon third parties for the manufacture of its clinical trial material may adversely affect its future costs and its ability to develop and commercialize its product candidates on a timely and competitive basis.

Innovate currently relies significantly on third parties to conduct its nonclinical testing and clinical studies and other aspects of its development programs and if those third parties do not satisfactorily perform their contractual obligations or meet anticipated deadlines, the development of its product candidates could be adversely affected.

Innovate does not currently employ personnel or possess the facilities necessary to conduct many of the activities associated with its programs. Innovate engages consultants, advisors, clinical research organizations (CROs), and others to assist in the design and conduct of nonclinical and clinical studies of its product candidates, with interpretation of the results of those studies and with regulatory activities, and Innovate expects to continue to outsource all or a significant amount of such activities. As a result, many important aspects of its development programs are and will continue to be outside its direct control, and its third-party service providers may not perform their activities as required or expected including the maintenance of GCP, GLP and GMP compliance, which are ultimately Innovate’s responsibility to ensure. Further, such third parties may not be as committed to the success of Innovate’s programs as Innovate’s own employees and, therefore, may not devote the same time, thoughtfulness or creativity to completing projects or problem-solving as Innovate’s own employees would. To the extent Innovate is unable to successfully manage the performance of third-party service providers, its business may be adversely affected.

The CROs that Innovate may engage to execute its clinical studies play a significant role in the conduct of the studies, including the collection and analysis of study data, and Innovate likely will depend on CROs and clinical investigators to conduct future clinical studies and to assist in analyzing data from completed studies and developing regulatory strategies for its product candidates. Individuals working at the CROs with which it will contract, as well as investigators at the sites at which its studies are conducted, are not Innovate’s employees, and Innovate has limited control over the amount or timing of resources that they devote to their programs. If Innovate’s CROs, study investigators, and/or third-party sponsors fail to devote sufficient time and resources to studies of its product candidates, if Innovate and/or its CROs do not comply with all GLP and GCP regulatory and contractual requirements, or if their performance is substandard, it may delay commencement and/or completion of these studies, submission of applications for regulatory approval, regulatory approval, and commercialization of its product candidates. Failure of CROs to meet their obligations to Innovate could adversely affect development of its product candidates.

In addition, CROs Innovate engages may have relationships with other commercial entities, some of which may compete with Innovate. Through intentional or unintentional means, Innovate’s competitors may benefit from lessons learned on the Innovate project that could ultimately harm Innovate’s competitive position. Moreover, if a CRO fails to properly, or at all, perform its activities during a clinical study, Innovate may not be able to enter into arrangements with alternative CROs on acceptable terms or in a timely manner, or at all. Switching CROs may increase costs and divert management time and attention. In addition, there likely would be a transition period before a new CRO commences work. These challenges could result in delays in the commencement or completion of Innovate’s clinical studies, which could materially impact its ability to meet its desired and/or announced development timelines and have a material adverse impact on its business and financial condition.

Innovate may not achieve its projected development goals within the time frames that Innovate has announced.

Innovate has set goals for accomplishing certain objectives material to the successful development of its product candidates. The actual timing of these events may vary due to many factors, including delays or failures in its nonclinical testing, clinical studies and manufacturing and regulatory activities and the uncertainties inherent in the regulatory approval process. From time to time, Innovate creates estimates for the completion of enrollment of or announcement of data from clinical studies of its product candidates. However, predicting the rate of enrollment or the time from completion of enrollment to announcement of data for any clinical study requires Innovate to make significant assumptions that may prove to be incorrect. As discussed in other risk factors above, its estimated enrollment rates and the actual rates may differ materially and the time required to complete enrollment of any clinical study may be considerably longer than Innovate estimates. Such delays may adversely affect its financial condition and results of operations.

Even if Innovate completes a clinical study with successful results, Innovate may not achieve its projected development goals within the periods Innovate initially anticipates or announces. If a development plan for a product candidate becomes more extensive and costly than anticipated, Innovate may determine that the associated time and cost are not financially justifiable and, as a result, may discontinue development in a particular indication or of the product candidate as a whole. In addition, even if a study did complete with successful results, changes may occur in regulatory requirements or policy during the period of product development and/or regulatory review of an NDA that relate to the data required to be included in NDAs which may require additional studies that may be costly and time consuming. Any of these actions may be viewed negatively, which could adversely impact its financial condition.

Further, throughout development, Innovate must provide adequate assurance to the FDA and other regulatory authorities that Innovate can consistently develop and produce its product candidates in conformance with GLP, GCP, cGMP, and other regulatory standards. As discussed above, Innovate relies on CMOs for the manufacture of clinical, and future commercial, quantities of its product candidates. If future FDA or other regulatory authority inspections identify cGMP compliance deficiencies at these third-party facilities, production of its clinical trial material or, in the future, commercial product, could be disrupted, causing potentially substantial delay in or failure of development or commercialization of its product candidates.

Innovate currently has limited marketing capabilities and no sales organization. If Innovate is unable to establish sales and marketing capabilities on its own or through third parties, it will be unable to successfully commercialize its products, if approved, or generate product revenue.

To commercialize Innovate’s products, if approved, in the United States and other jurisdictions it seeks to enter, Innovate must build its marketing, sales, managerial and other non-technical capabilities or make arrangements with third parties to perform these services, and it may not be successful in doing so. If Innovate’s products receive regulatory approval, it expects to market such products in the United States through a focused, specialized sales force, which will be costly and time consuming. Innovate has no prior experience in the marketing and sale of pharmaceutical products and there are significant risks involved in building and managing a sales organization, including its ability to hire, retain and incentivize qualified individuals, generate sufficient sales leads, provide adequate training to sales and marketing personnel and effectively manage a geographically dispersed sales and marketing team. Outside of the United States, Innovate may consider collaboration arrangements. If Innovate is unable to enter into such arrangements on acceptable terms or at all, it may not be able to successfully commercialize its products in certain markets. Any failure or delay in the development of its internal sales, marketing and distribution capabilities would adversely impact the commercialization of its products. If Innovate is not successful in commercializing its products, either on its own or through collaborations with one or more third parties, its future product revenue will suffer and it would incur significant additional losses.

To establish a sales and marketing infrastructure and expand its manufacturing capabilities, Innovate will need to increase the size of its organization, and Innovate may experience difficulties in managing this growth.

As of July 31, 2017, Innovate had four full-time employees, including one employee engaged in research and development. As Innovate advances its product candidates through the development process and to commercialization, it will need to continue to expand its development, regulatory, quality, managerial, sales and marketing, operational, finance and other resources to manage its operations and clinical trials, continue its development activities and commercialize its product candidates, if approved. As its operations expand, Innovate expects that it will need to manage additional relationships with various manufacturers and collaborative partners, suppliers and other organizations.

Due to Innovate’s limited financial resources and its limited experience in managing a company with such anticipated growth, Innovate may not be able to effectively manage the expansion of its operations or recruit and train additional qualified personnel. In addition, the physical expansion of its operations may lead to significant costs and may divert its management and resources. Any inability to manage growth could delay the execution of its development and strategic objectives, or disrupt its operations, which could materially impact its business, revenue and operating results.

Innovate’s product candidates may cause undesirable side effects or adverse events, or have other properties that could delay or prevent its clinical development, regulatory approval or commercialization.

As with many pharmaceutical products, undesirable side effects or adverse events caused by Innovate’s product candidates could interrupt, delay or halt clinical studies and could result in the denial of regulatory approval by the FDA or other regulatory authorities for any or all indications, and in turn prevent Innovate from commercializing its product candidates. A significant challenge in clinical development is that the patient population in early studies, where small numbers of patients are required, is different from the patient population observed in later stage studies, where larger groups of patients are required. For example, patients in earlier stage studies may be sicker, more compliant, or otherwise motivated than patients in larger studies.

If undesirable side effects occur, they could possibly prevent approval, which would have a material and adverse effect on its business.

If any of its product candidates receive marketing approval and Innovate or others later identify undesirable side effects caused by the product:

•	regulatory authorities may require the addition of labeling statements, such as a “black box” warning or a contraindication;

•	Innovate may be required to change the way the product is administered, conduct additional clinical studies or change the labeling of the product; and

•	regulatory authorities may withdraw approval of the product;

•	its reputation may suffer.

Any of these events could prevent Innovate from achieving or maintaining market acceptance of the affected product or could substantially increase the costs and expenses of commercializing the product, which in turn could delay or prevent Innovate from generating significant revenue from its sale.

Innovate’s business and operations would suffer in the event of third-party computer system failures, cyber-attacks on third-party systems or deficiency in its cyber security.

Innovate relies on information technology systems, including third-party “cloud based” service providers, to keep financial records, maintain laboratory data, clinical data and corporate records, to communicate with staff and external parties, and to operate other critical functions. This includes critical systems such as email, other communication tools, electronic document repositories, and archives. If any of these third-party information technology (IT) providers are compromised due to computer viruses, unauthorized access, malware, natural disasters, fire, terrorism, war and telecommunication failures, electrical failures, cyber-attacks or cyber-intrusions over the internet, then sensitive emails or documents could be exposed or deleted. Similarly, Innovate could incur business disruption if its access to the internet is compromised and Innovate is unable to connect with third-party IT providers. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusion, including by computer hackers, foreign governments, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. In addition, Innovate relies on those third parties to safeguard important confidential personal data regarding its employees and patients enrolled in its clinical trials. If a disruption event were to occur and cause interruptions in a third-party IT provider’s operations, it could result in a disruption of its drug development programs. For example, the loss of clinical trial data from completed, ongoing or planned clinical trials could result in delays in its regulatory approval efforts and significantly increase its costs to recover or reproduce the data. To the extent that any disruption or security breach results in a loss of or damage to its data or applications, or inappropriate disclosure of confidential or proprietary information, Innovate could incur liability and development of its product candidates could be delayed, or could fail.

Risks Related to Drug Development and Commercialization

Innovate depends on the successful completion of clinical studies of its product candidates, and any positive results in prior clinical studies do not ensure that ongoing or future clinical studies will be successful.

Pharmaceutical products are subject to stringent regulatory requirements covering quality, safety, and efficacy. The burden of proof is on the manufacturer, such as Innovate, to show with substantial clinical data that the risk/benefit profile for any new drug is favorable. Only after successfully completing extensive pharmaceutical development, nonclinical testing, and clinical studies may a product be considered for regulatory approval.

If Innovate licenses rights to develop its product candidates to independent third parties or otherwise permit such third parties to evaluate its product candidates in clinical studies, Innovate may have limited control over those clinical studies. Any safety or efficacy concern identified in a third-party sponsored study could adversely affect its or another licensee’s development of its product candidate and prospects for its regulatory approval, even if the data from that study are subject to varying interpretations and analyses.

There is significant risk that ongoing and future clinical studies of its product candidates are unsuccessful. Negative or inconclusive results could cause the FDA and other regulatory authorities to require Innovate to repeat or conduct additional clinical studies, which could significantly increase the time and expense associated with development of that product candidate or cause Innovate to elect to discontinue one or more clinical programs. Failure to complete a clinical study of a product candidate or an unsuccessful result of a clinical study could have a material adverse effect on its business.

Clinical drug development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our drug candidates.

Clinical studies are expensive, difficult to design and implement, may take many years to complete, and outcomes are inherently uncertain. A drug product may fail to demonstrate positive results at any stage of testing despite having progressed satisfactorily through nonclinical testing and initial clinical studies. There is significant risk in clinical development where later stage clinical studies are designed and powered based on the analysis of data from earlier studies, with these earlier studies involving a smaller number of patients, and the results of the earlier studies being driven primarily by a subset of responsive patients. In addition, interim results of a clinical study do not necessarily predict final results. Further, clinical study data frequently are susceptible to varying interpretations. Medical professionals and/or regulatory authorities may analyze or weigh study data differently than the sponsor company, resulting in delay or failure to obtain marketing approval for a product candidate. Additionally, the possible lack of standardization across multiple investigative sites may induce variability in the results, which can interfere with the evaluation of treatment effects.

Delays in commencement and completion of clinical studies are common and have many causes. Delays in clinical studies of Innovate’s product candidates could increase overall development costs and jeopardize its ability to obtain regulatory approval and successfully commercialize any approved products.

Clinical studies may not commence on time or be completed on schedule, if at all. The commencement and completion of clinical studies can be delayed for a variety of reasons, including:

•	inability to raise sufficient funding to initiate or to continue a clinical study;

•	delays in obtaining regulatory approval to commence a clinical study;

•	delays in identifying and reaching agreement on acceptable terms with prospective contract research organizations, or CROs, and clinical study sites and investigators, which agreements can be subject to extensive negotiation and may vary significantly among study sites;

•	delays in obtaining regulatory approval in a prospective country;

•	delays in obtaining ethic committee approval to conduct a clinical study at a prospective site;

•	delays in reaching agreements on acceptable terms with prospective contract manufacturing organizations, or CMOs, or other vendors for the production and supply of clinical trial material and, if necessary, drug administration devices, which agreements can be subject to extensive negotiation;

•	delays in the production or delivery of sufficient quantities of clinical trial material from its CMOs and other vendors to initiate or continue a clinical study;

•	delays due to product candidate recalls as a result of stability failure, excessive product complaints or other failures of the product candidate during its use or testing;

•	invalidation of clinical data caused by premature unblinding or integrity issues;

•	invalidation of clinical data caused by mixing up of the active drug and placebo through randomization or manufacturing errors;

•	delays on the part of its CROs, CMOs, and other third-party contractors in developing procedures and protocols or otherwise conducting activities in accordance with applicable policies and procedures and in accordance with agreed upon timelines;

•	delays in identifying and hiring or engaging, as applicable, additional employees or consultants to assist in managing clinical study-related activities;

•	delays in recruiting and enrolling individuals to participate in a clinical study, which historically can be challenging in orphan diseases;

•	delays caused by patients dropping out of a clinical study due to side effects, concurrent disorders, difficulties in adhering to the study protocol, unknown issues related to different patient profiles than in previous studies, or otherwise;

•	delays in having patients complete participation in a clinical study, including returning for post-treatment follow-up;

•	delays resulting from study sites dropping out of a trial, providing inadequate staff support for the study, problems with shipment of study supplies to clinical sites, or focusing its staff’s efforts on enrolling studies that compete for the same patient population;

•	suspension of enrollment at a study site or the imposition of a clinical hold by the FDA or other regulatory authority following an inspection of clinical study operations at study sites or finding of a drug-related serious adverse event; and

•	delays in quality control/quality assurance procedures necessary for study database lock and analysis of unblinded data.

Innovate may experience difficulties in the enrollment of patients in its clinical trials, which may delay or prevent Innovate from obtaining regulatory approval.

Innovate may not be able to continue clinical trials for its product candidates if Innovate is unable to locate and enroll a sufficient number of eligible patients to participate in these trials as required by the FDA or similar regulatory authorities outside the United States. In particular, because Innovate is focused on diseases in genomically defined patient populations, our ability to enroll eligible patients may be limited or may result in slower enrollment than we anticipate. In addition, some of our competitors have ongoing clinical trials for drug candidates that treat the same indications as our drug candidates, and patients who would otherwise be eligible for our clinical trials may instead enroll in clinical trials of our competitors’ drug candidates.

Patient enrollment, a critical component to successful completion of a clinical study, is affected by many factors, including:

•	the size of the target patient population;

•	other ongoing studies competing for the same patient population;

•	the eligibility criteria for the clinical trial;

•	the design of the clinical study;

•	the perceived risks and benefits of the product candidate under study;

•	the efforts to facilitate timely enrollment in clinical trials;

•	the proximity and availability of clinical trial sites for prospective patients; and

•	the ability to monitor patients adequately during and after treatment.

Clinical studies may not begin on time or be completed in the time frames Innovate anticipates. The length of time necessary to successfully complete clinical studies varies significantly and is difficult to predict accurately. Innovate may make statements regarding anticipated timing for completion of enrollment in and/or availability of results from its clinical studies, but such predictions are subject to a number of significant assumptions and actual timing may differ materially for a variety of reasons, including patient enrollment rates, length of time needed to prepare raw study data for analysis and then to review and analyze it, and other factors described above. If Innovate experiences delays in the completion of a clinical study, if a clinical study is terminated, or if failure to conduct a study in accordance with regulatory requirements or the study’s protocol leads to deficient safety and/or efficacy data, the regulatory approval and/or commercial prospects for its product candidates may be harmed and its ability to generate product revenue will be delayed. In addition, any delays in completing its clinical studies likely will increase its development costs. Further, many of the factors that cause, or lead to, a delay in the commencement or completion of clinical studies may ultimately lead to the denial of regulatory approval of a product candidate. Even if Innovate ultimately commercializes its product candidates, the standard of care may have changed or other therapies for the same indications may have been introduced to the market in the interim and may establish a competitive threat to Innovate or may diminish the need for Innovate’s products.

Clinical studies are very expensive, difficult to design and implement, often take many years to complete, and the outcome is inherently uncertain.

Clinical development of pharmaceutical products for humans is generally very expensive, takes many years to complete and failures can occur at any stage of clinical testing. Innovate estimates that clinical development of its product candidates will take several additional years to complete, but because of the variety of factors that can affect the design, timing, and outcome of clinical studies, Innovate is unable to estimate the exact funds required to complete research and development, to obtain regulatory approval and to commercialize all of its product candidates. Innovate will need significant additional capital to continue to advance its products as per current business plans.

Failure at any stage of clinical testing is not uncommon and Innovate may encounter problems that would require additional, unplanned studies or cause Innovate to abandon a clinical development program.

In addition, a clinical study may be suspended or terminated by Innovate, an IRB, a data safety monitoring board, the FDA or other regulatory authorities due to a number of factors, including:

•	lack of adequate funding to continue the study;

•	failure to conduct the study in accordance with regulatory requirements or the study’s protocol;

•	inspection of clinical study operations or sites by the FDA or other regulatory authorities resulting in the imposition of a clinical hold;

•	unforeseen safety issues, including adverse side effects; or

•	changes in governmental regulations or administrative actions.

Changes in governmental regulations and guidance relating to clinical studies may occur and Innovate may need to amend study protocols to reflect these changes, or Innovate may amend study protocols for other reasons. Amendments may require Innovate to resubmit protocols to IRBs for reexamination and approval or renegotiate terms with CROs, study sites and investigators, all of which may adversely impact the costs or timing of or its ability to successfully complete a trial.

There is significant uncertainty regarding the regulatory approval process for any investigational new drug, substantial further testing and validation of its product candidates and related manufacturing processes may be required, and regulatory approval may be conditioned, delayed or denied, any of which could delay or prevent Innovate from successfully marketing its product candidates and substantially harm its business.

Pharmaceutical products generally are subject to rigorous nonclinical testing and clinical studies and other approval procedures mandated by the FDA and foreign regulatory authorities. Various federal and foreign statutes and regulations also govern or materially influence the manufacturing, safety, labeling, storage, record keeping and marketing of pharmaceutical products. The process of obtaining these approvals and the subsequent compliance with appropriate U.S. and foreign statutes and regulations is time-consuming and requires the expenditure of substantial resources.

Innovate is preparing INN-202, larazotide acetate, for a Phase 3 clinical trial, the success of which will be needed for FDA approval to market INN-202 in the United States to treat celiac disease in patients with persistent symptoms while adhering to a gluten free diet. While significant communication with the FDA on the Phase 3 study design has occurred, even if the Phase 3 clinical study meets all of its statistical goals and protocol end points, the FDA may not view the results as robust and convincing. They may require additional clinical studies and/or other costly studies, which could require Innovate to expend substantial additional resources and could significantly extend the timeline for clinical development prior to market approval. Additionally, Innovate is required by the FDA to conduct a long-term safety study. The results of this study will not be known until a short time prior to potential submission of an NDA for INN-202. If the safety study cannot be completed for technical or other reasons, or provides results that the FDA determines to be concerning, this may cause a delay or failure in obtaining approval for INN-202.

INN-108 plans to initiate Phase 2 clinical trials for mild to moderate ulcerative colitis. Concurrently, Innovate plans to make formulation changes to INN-108 that would simplify the composition for use in pediatric patients. While this change is expected by Innovate to reduce studies and/or other documentation requirements, the regulatory agencies may require additional clinical or nonclinical studies prior to approval, even if current clinical studies are deemed successful, which could require Innovate to expend substantial additional resources and significantly extend the timeline for clinical development of INN-108.

Innovate is preparing INN-329, secretin, for additional testing in its Phase 3 clinical trial, the success of which will be needed for FDA approval to market INN-329 in the United States for MRCP procedures. While significant communication with the FDA on the Phase 3 study design has occurred in the past, Innovate will be required to initiate communication with the FDA to finalize the study design and to seek their approval for the additional Phase 3 trial design. Even if the Phase 3 clinical study meets all of its statistical goals and protocol end points, the FDA may not view the results as robust and convincing. The FDA may require additional clinical studies and/or other costly studies, which could require Innovate to expend substantial additional resources and could significantly extend the timeline for clinical development prior to market approval. Additionally, Innovate is required by the FDA to conduct a long term safety study. The results of this study will not be known until a short time prior to potential submission of an NDA for INN-329. If the safety study cannot be completed for technical or other reasons, or provides results that the FDA determines to be concerning, this may cause a delay or failure in obtaining approval for INN-329.

Significant uncertainty exists with respect to the regulatory approval process for any investigational new drug, including INN-202, INN-108 and INN-329. Regardless of any guidance the FDA or foreign regulatory agencies may provide a drug’s sponsor during its development, the FDA or foreign regulatory agencies retain complete discretion in deciding whether to accept an NDA or the equivalent foreign regulatory approval submission for filing or, if accepted, approve an NDA. There are many components to an NDA or marketing authorization application submission in addition to clinical study data. For example, the FDA or foreign regulatory agencies will review the sponsor’s internal systems and processes, as well as those of its CROs, CMOs and other vendors, related to development of its product candidates, including those pertaining to its clinical studies and manufacturing processes. Before accepting an NDA for review or before approving the NDA, the FDA or foreign regulatory agencies may request that Innovate provide additional information that may require significant resources and time to generate and there is no guarantee that its product candidates will be approved for any indication for which Innovate may apply. The FDA or foreign regulatory agencies may choose not to approve an NDA for any of a variety of reasons, including a decision related to the safety or efficacy data, manufacturing controls or systems, or for any other issues that the agency may identify related to the development of its product candidates. Even if one or more Phase 3 clinical studies are successful in providing statistically significant evidence of the efficacy and safety of the investigational drug, the FDA or foreign regulatory agencies may not consider efficacy and safety data from the submitted studies adequate scientific support for a conclusion of effectiveness and/or safety and may require one or more additional Phase 3 or other studies prior to granting marketing approval. If this were to occur, the overall development cost for the product candidate would be substantially greater and its competitors may bring products to market before Innovate, which could impair its ability to generate revenues from the product candidates, or even seek approval, if blocked by a competitor’s Orphan Drug exclusivity, which would have a material adverse effect on Innovate’s business, financial condition and results of operations.

Further, development of Innovate’s product candidates and/or regulatory approval may be delayed for reasons beyond its control. For example, U.S. federal government shut-down or budget sequestration, such as one that occurred during 2013, may result in significant reductions to the FDA’s budget, employees and operations, which may lead to slower response times and longer review periods, potentially affecting Innovate’s ability to progress development of its product candidates or obtain regulatory approval for its product candidates.

Even if the FDA or foreign regulatory agencies grant approvals for Innovate’s product candidates, the conditions or scope of the approval(s) may limit successful commercialization of the product candidates and impair Innovate’s ability to generate substantial sales revenue. The FDA or foreign regulatory agencies may also only grant marketing approval contingent on the performance of costly post-approval nonclinical or clinical studies, or subject to warnings or contraindications that limit commercialization. Additionally, even after granting approval, the manufacturing processes, labeling, packaging, distribution, adverse event reporting, storage, advertising, promotion and recordkeeping for its products will be subject to extensive and ongoing regulatory requirements. These requirements include submissions of safety and other post-marketing information and reports, registration, and continued compliance with current good manufacturing processes, or cGMP, good clinical practices, international conference on harmonization regulations and good laboratory practices, which are regulations and guidelines that are enforced by the FDA or foreign regulatory agencies for all of its clinical development and for any clinical studies that Innovate conducts post-approval. The FDA or foreign regulatory agencies may decide to withdraw approval, add warnings or narrow the approved indications in the product label, or establish risk management programs that could restrict distribution of its products. These actions could result from, among other things, safety concerns, including unexpected side effects or drug-drug interaction problems, or concerns over misuse of a product. If any of these actions were to occur following approval, Innovate may have to discontinue commercialization of the product, limit its sales and marketing efforts, implement risk minimization procedures, and/or conduct post-approval studies, which in turn could result in significant expense and delay or limit its ability to generate sales revenues.

Regulations may be changed prior to submission of an NDA that require higher hurdles than currently anticipated. These may occur as a result of drug scandals, recalls, or a political environment unrelated to Innovate’s products.

Even if Innovate receives regulatory approval for a product candidate, Innovate may face regulatory difficulties that could materially and adversely affect its business, financial condition and results of operations.

Even if initial regulatory approval is obtained, as a condition to the initial approval the FDA or a foreign regulatory agency may impose significant restrictions on a product’s indicated uses or marketing or impose ongoing requirements for potentially costly post-approval studies or marketing surveillance programs, any of which would limit the commercial potential of the product. Its product candidates also will be subject to ongoing FDA requirements related to the manufacturing processes, labeling, packaging, storage, distribution, advertising, promotion, record-keeping and submission of safety and other post-market information regarding the product. For instance, the FDA may require changes to approved drug labels, require post-approval clinical studies and impose distribution and use restrictions on certain drug products. In addition, approved products, manufacturers and manufacturers’ facilities are subject to continuing regulatory review and periodic inspections. If previously unknown problems with a product are discovered, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, the FDA may impose restrictions on that product or Innovate, including requiring withdrawal of the product from the market. If Innovate or a CMO of Innovate’s fails to comply with applicable regulatory requirements, a regulatory agency may:

•	issue warning letters or untitled letters;

•	impose civil or criminal penalties;

•	suspend or terminate any ongoing clinical studies;

•	close the facilities of a CMO;

•	refuse to approve pending applications or supplements to approved applications;

•	suspend or withdraw regulatory approval;

•	exclude its product from reimbursement under government healthcare programs, including Medicaid or Medicare;

•	impose restrictions or affirmative obligations on Innovate’s or its CMO’s operations, including costly new manufacturing requirements; or

•	seize or detain products or require a product recall.

If any of Innovate’s product candidates for which Innovate receives regulatory approval fails to achieve significant market acceptance among the medical community, patients or third-party payers, the revenue Innovate generates from its sales will be limited and its business may not be profitable.

Innovate’s success will depend in substantial part on the extent to which its product candidates, if approved, are accepted by the medical community and patients and reimbursed by third-party payers, including government payers. Innovate cannot predict with reasonable accuracy whether physicians, patients, healthcare insurers or health maintenance organizations, or the medical community in general, will accept or utilize any of its products, if approved. If its product candidates are approved but do not achieve an adequate level of acceptance by these parties, Innovate may not generate sufficient revenue to become or to remain profitable. In addition, its efforts to educate the medical community and third-party payers regarding benefits of its products may require significant resources and may never be successful.

The degree of market acceptance with respect to each of its approved products, if any, will depend upon a number of factors, including:

•	the safety and efficacy of its products as demonstrated in clinical studies;

•	acceptance in the medical and patient communities of its products as a safe and effective treatment;

•	the perceived advantages of its product over alternative treatments, including with respect to the incidence and severity of any adverse side effects and the cost of treatment;

•	the indications for which its product is approved;

•	claims or other information (including limitations or warnings) in its product’s approved labeling;

•	reimbursement and coverage policies of government and other third-party payers;

•	smaller than expected market size due to lack of disease awareness of a rare disease, or the patient population with a specific rare disease being smaller than anticipated;

•	availability of alternative treatments;

•	pricing and cost-effectiveness of its product relative to alternative treatments;

•	inappropriate diagnostic efforts due to limited knowledge and/or resources among clinicians;

•	the prevalence of off-label substitution of chemically equivalent products or alternative treatments; and

•	the resources Innovate devotes to marketing its product and restrictions on promotional claims Innovate can make with respect to the product.

If Innovate determines that a product candidate may not achieve adequate market acceptance or that the potential market size does not justify additional expenditure on the program, Innovate may reduce its expenditures on the development and/or the process of seeking regulatory approval of the product candidate while Innovate evaluates whether and on what timeline to move the program forward.

Even if Innovate receives regulatory approval to market one or more of its product candidates in the United States, Innovate may never receive approval or commercialize its products outside of the United States, which would limit its ability to realize the full commercial potential of its product candidates.

In order to market products outside of the United States, Innovate must establish and comply with the numerous and varying regulatory requirements of other countries regarding safety and efficacy. Approval procedures vary among countries and can involve additional product testing and validation and additional administrative review periods. The time required to obtain approval in other countries generally differs from that required to obtain FDA approval. The regulatory approval process in other countries may include all of the risks detailed above regarding FDA approval in the United States, as well as other risks. Regulatory approval in one country does not ensure regulatory approval in another, but a failure or delay in obtaining regulatory approval in one country may have a negative effect on the regulatory process in others. Failure to obtain regulatory approval in other countries or any delay or setback in obtaining such approval could have the same adverse effects detailed above regarding FDA approval in the United States. As described above, such effects include the risks that its product candidates may not be approved for all indications requested, which could limit the uses of its product candidates and have an adverse effect on product sales, and that such approval may be subject to limitations on the indicated uses for which the product may be marketed or require costly, post-marketing follow-up studies.

Conversely, if the product candidates do receive approval outside the US in the future, Innovate may not meet the FDA requirements in the United States for approval.

Innovate must comply with the U.S. Foreign Corrupt Practices Act and similar foreign anti-corruption laws.

The U.S. Foreign Corrupt Practices Act, to which Innovate is subject, prohibits corporations and individuals from engaging in certain activities to obtain or retain business or to influence a person working in an official capacity. It is illegal to pay, to offer to pay or to authorize the payment of anything of value to any foreign government official, government staff member, political party or political candidate in an attempt to obtain or retain business or to otherwise influence a person working in an official capacity. Other countries, such as the U.K., have similar laws with which Innovate must comply. Innovate faces the risk that an employee or agent could be accused of violating one or more of these laws, particularly in geographies where significant overlap exists between local government and healthcare industries. Such an accusation, even if unwarranted, could prove disruptive to Innovate’s developmental and commercialization efforts.

Risks Related to Innovate’s Intellectual Property

Innovate’s success will depend in part on obtaining and maintaining effective patent and other intellectual property protection for its product candidates and proprietary technology.

Innovate relies on patents and other intellectual property to maintain exclusivity for its product candidates. INN-202 and INN-108 are covered by several issued patents in the U.S. as well as patents outside the U.S., with patent applications pending in several jurisdictions. INN-329 is not protected by patents. Further, the INN-202 primary end point is a proprietary Patient Report Outcome measure (CeD PRO) that is protected by copyright. Intellectual property relating to the INN-202 program is exclusively licensed from Alba Therapeutics Corp. Intellectual property relating to INN-108 program is exclusively licensed from Seachaid Pharmaceuticals Inc. Innovate’s success will depend in part on its ability to:

•	obtain and maintain patents and other exclusivity with respect to its products;

•	prevent third parties from infringing upon its proprietary rights;

•	maintain proprietary know-how and trade secrets;

•	operate without infringing upon the patents and proprietary rights of others; and

•	obtain and maintain appropriate licenses to patents or proprietary rights held by third parties if infringement would otherwise occur or if necessary to secure exclusive rights to them, both in the United States and in foreign countries.

The patent and intellectual property positions of biopharmaceutical companies generally are highly uncertain, involve complex legal and factual questions, and have been and continue to be the subject of much litigation. There is no guarantee that Innovate has or will develop or obtain the rights to products or processes that are patentable, that patents will issue from any pending applications or that claims issued will be sufficient to protect the technology Innovate develops or has developed or that is used by Innovate, its CMOs or its other service providers. In addition, any patents that are issued and/or licensed to Innovate may be limited in scope or challenged, invalidated, infringed or circumvented, including by its competitors, and any rights Innovate has under issued and/or licensed patents may not provide competitive advantages to Innovate. If competitors can develop and commercialize technology and products similar to Innovate’s, its ability to successfully commercialize its technology and products may be impaired.

Patent applications in the United States are confidential for a period of time until they are published, and publication of discoveries in scientific or patent literature typically lags actual discoveries by several months. As a result, Innovate cannot be certain that the inventors listed in any patent or patent application owned or licensed by Innovate were the first to conceive of the inventions covered by such patents and patent applications (for U.S. patent applications filed before March 16, 2013), or that such inventors were the first to file patent applications for such inventions outside the United States and, after March 15, 2013, in the United States. In addition, changes in or different interpretations of patent laws in the United States and foreign countries may affect Innovate’s patent rights and limit the patents Innovate can obtain, which could permit others to use its discoveries or to develop and to commercialize Innovate’s technology and products without any compensation to Innovate.

Innovate also relies on unpatented know-how and trade secrets and continuing technological innovation to develop and maintain its competitive position, which Innovate seeks to protect, in part, through confidentiality agreements with employees, consultants, collaborators and others. Innovate also has invention or patent assignment agreements with its employees and certain consultants. The steps Innovate has taken to protect its proprietary rights, however, may not be adequate to preclude misappropriation of or otherwise protect its proprietary information or prevent infringement of its intellectual property rights, and Innovate may not have adequate remedies for any such misappropriation or infringement. In addition, it is possible that inventions relevant to Innovate’s business could be developed by a person not bound by an invention assignment agreement with Innovate or independently discovered by a competitor.

Innovate also intends to rely on regulatory exclusivity for protection of its product candidates, if approved for commercial sale. Implementation and enforcement of regulatory exclusivity, which may consist of regulatory data protection and market protection, varies widely from country to country. Failure to qualify for regulatory exclusivity, or failure to obtain or to maintain the extent or duration of such protections that Innovate expects for its product candidates, if approved, could affect its decision on whether to market the products in a particular country or countries or could otherwise have an adverse impact on its revenue or results of operations.

Innovate may rely on trademarks, trade names and brand names to distinguish its products, if approved for commercial sale, from the products of its competitors. However, Innovate’s trademark applications may not be approved. Third parties may also oppose Innovate’s trademark applications or otherwise challenge its use of the trademarks in which case Innovate may expend substantial resources to defend its proposed or approved trademarks and may enter into agreements with third parties that may limit Innovate’s use of its trademarks. In the event that Innovate’s trademarks are successfully challenged, Innovate could be forced to rebrand its products, which could result in loss of brand recognition and could require Innovate to devote significant resources to advertising and marketing these new brands. Further, Innovate’s competitors may infringe its trademarks or Innovate may not have adequate resources to enforce its trademarks.

Innovate’s success depends on its ability to prevent competitors from duplicating or developing and commercializing equivalent versions of its product candidates, and intellectual property protection may not be sufficient or effective to exclude this competition.

Innovate has patent protection in the United States and other countries to cover the composition of matter, formulation and method of use for INN-202 and INN-108. However, these patents may not provide Innovate with significant competitive advantages, because the validity, scope, term, or enforceability of the patents may be challenged and, if instituted, one or more of the challenges may be successful. Patents may be challenged in the United States under post-grant review proceedings, inter partes reexamination, ex parte re-examination, or challenged in district court. Any patents issued in foreign jurisdictions may be subjected to comparable proceedings lodged in various foreign patent offices, or courts. These proceedings could result in either loss of the patent or loss or reduction in the scope of one or more of the claims of the patent. Even if a patent issues, and is held valid and enforceable, competitors may be able to design around Innovate’s patent rights, such as by using pre-existing or newly developed technology, in which case competitors may not infringe Innovate’s issued claims and may be able to market and sell products that compete directly with Innovate’s before and after its patents expire.

Further, the INN-202 primary end point is a proprietary Patient Report Outcome measure (CeD PRO) that is protected by copyright. However, copyright protection may not be sufficient to exclude others from developing products that compete with INN-202.

The patent prosecution process is expensive and time-consuming. Innovate and any future licensors and licensees may not apply for or prosecute patents on certain aspects of its product candidates at a reasonable cost, in a timely fashion, or at all. Innovate may not have the right to control the preparation, filing and prosecution of some patent applications related to its product candidates or technologies. As a result, these patents and patent applications may not be prosecuted and enforced in a manner consistent with the best interests of Innovate. It is also possible that Innovate or any future or present licensors or licensees will fail to identify patentable aspects of inventions made in the course of development and commercialization activities before it is too late to obtain patent protection on them. Further, it is possible that defects of form in the preparation or filing of Innovate’s patent applications may exist, or may arise in the future, such as with respect to proper priority claims, inventorship, assignment, term or claim scope. If there are material defects in the form or preparation of its patents or patent applications, such patents or applications may be invalid or unenforceable. In addition, one or more parties may independently develop similar technologies or methods, duplicate its technologies or methods, or design around the patented aspects of its products, technologies or methods. Any of these circumstances could impair Innovate’s ability to protect its products, if approved, in ways which may have an adverse impact on Innovate’s business, financial condition and operating results.

Furthermore, the issuance of a patent is not conclusive as to its inventorship, scope, validity or enforceability, and Innovate’s owned and licensed patents may be challenged in the courts or patent offices in and outside of the United States. Such challenges may result in loss of exclusivity or freedom to operate or in patent claims being narrowed, invalidated or held unenforceable, in whole or in part, which could limit Innovate’s ability to use its patents to stop others from using or commercializing similar or identical products or technology, or to limit the duration of the patent protection of its technology and drugs. Given the amount of time required for the development, testing and regulatory review of new drug candidates, patents protecting such candidates might expire before or shortly after such candidates are commercialized. As a result, Innovate’s owned and licensed patent portfolio may not provide Innovate with sufficient rights to exclude others from commercializing drugs similar to or identical to those of Innovate.

Enforcement of intellectual property rights in certain countries outside the United States, including China in particular, has been limited or non-existent. Future enforcement of patents and proprietary rights in many other countries will likely be problematic or unpredictable. Moreover, the issuance of a patent in one country does not assure the issuance of a similar patent in another country. Claim interpretation and infringement laws vary by nation, so the extent of any patent protection is uncertain and may vary in different jurisdictions.

Obtaining and maintaining patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and Innovate’s patent protection could be reduced or eliminated for non-compliance with these requirements.

Periodic maintenance fees, renewal fees, annuity fees and various other governmental fees on patents and applications are required to be paid to the United States Patent and Trademark Office, or USPTO, and various governmental patent agencies outside of the United States in several stages over the lifetime of the patents and applications. The USPTO and various non-U.S. governmental patent agencies require compliance with a number of procedural, documentary, fee payment and other similar provisions during the patent application process and after a patent has issued. There are situations in which non-compliance can result in decreased patent term or in abandonment or lapse of the patent or patent application, leading to partial or complete loss of patent rights in the relevant jurisdiction.

Third parties may claim that Innovate’s products, if approved, infringe on their proprietary rights and may challenge the approved use or uses of a product or its patent rights through litigation or administrative proceedings, and defending such actions may be costly and time consuming, divert management attention away from Innovate’s business, and result in an unfavorable outcome that could have an adverse effect on Innovate’s business.

Innovate’s commercial success depends on its ability and the ability of its CMOs and component suppliers to develop, manufacture, market and sell its products and product candidates and use its proprietary technologies without infringing the proprietary rights of third parties. Numerous U.S. and foreign issued patents and pending patent applications, which are owned by third parties, exist in the fields in which Innovate is or may be developing products. Because patent applications can take many years to publish and issue, there currently may be pending applications, unknown to Innovate, that may later result in issued patents that its products, product candidates or technologies infringe, or that the process of manufacturing its products or any of its respective component materials, or the component materials themselves, infringe, or that the use of its products, product candidates or technologies infringe.

Innovate or its CMOs or component material suppliers may be exposed to, or threatened with, litigation by third parties alleging that Innovate’s products, product candidates and/or technologies infringe its patents and/or other intellectual property rights, or that one or more of the processes for manufacturing its products or any of its respective component materials, or the component materials themselves, or the use of its products, product candidates or technologies, infringe its patents and/or other intellectual property rights. If a third-party patent or other intellectual property right is found to cover its products, product candidates, technologies or its uses, or any of the underlying manufacturing processes or components, Innovate could be required to pay damages and could be unable to commercialize its products or to use its technologies or methods unless Innovate is able to obtain a license to the patent or intellectual property right. A license may not be available to Innovate in a timely manner or on acceptable terms, or at all. In addition, during litigation, the third-party alleging infringement could obtain a preliminary injunction or other equitable remedy that could prohibit Innovate from making, using, selling or importing its products, technologies or methods.

There generally is a substantial amount of litigation involving patent and other intellectual property rights in the industries in which Innovate operates and the cost of such litigation may be considerable. Innovate can provide no assurance that its product candidates or technologies will not infringe patents or rights owned by others, licenses to which might not be available to Innovate in a timely manner or on acceptable terms, or at all. If a third party claims that Innovate or its CMOs or component material suppliers infringe its intellectual property rights, Innovate may face a number of issues, including, but not limited to:

•	infringement and other intellectual property claims which, with or without merit, may be expensive and time consuming to litigate and may divert management’s time and attention from Innovate’s core business;

•	substantial damages for infringement, including the potential for treble damages and attorneys’ fees, which Innovate may have to pay if it is determined that the product and/or its use at issue infringes or violates the third party’s rights;

•	a court prohibiting Innovate from selling or licensing the product unless the third-party licenses its intellectual property rights to Innovate, which it may not be required to do;

•	if a license is available from the third party, Innovate may have to pay substantial royalties, fees and/or grant cross-licenses to the third party; and

•	redesigning Innovate’s products or processes so they do not infringe, which may not be possible or may require substantial expense and time.

No assurance can be given that patents do not exist, have not been filed, or could not be filed or issued, which contain claims covering Innovate’s products, product candidates or technology or those of its CMOs or component material suppliers or the use of its products, product candidates or technologies. Because of the large number of patents issued and patent applications filed in the industries in which Innovate operates, there is a risk that third parties may allege they have patent rights encompassing Innovate’s products, product candidates or technologies, or those of its CMOs or component material suppliers, or uses of its products, product candidates or technologies.

In the future, it may be necessary for Innovate to enforce its proprietary rights, or to determine the scope, validity and unenforceability of other parties’ proprietary rights, through litigation or other dispute proceedings, which may be costly, and to the extent Innovate is unsuccessful, adversely affect its rights. In these proceedings, a court or administrative body could determine that its claims, including those related to enforcing patent rights, are not valid or that an alleged infringer has not infringed its rights. The uncertainty resulting from the mere institution and continuation of any patent- or other proprietary rights-related litigation or interference proceeding could have a material and adverse effect on its business prospects, operating results and financial condition.

Risks Related to Innovate’s Industry

Innovate is subject to uncertainty relating to healthcare reform measures and reimbursement policies that, if not favorable to its products, could hinder or prevent its products’ commercial successes, if any of its product candidates are approved.

The unavailability or inadequacy of third-party payer coverage and reimbursement could negatively affect the market acceptance of its product candidates and the future revenues Innovate may expect to receive from those products. The commercial success of its product candidates, if approved, will depend in part on the extent to which the costs of such products will be covered by third-party payers, such as government health programs, commercial insurance and other organizations. Third-party payers are increasingly challenging the prices and examining the medical necessity and cost-effectiveness of medical products and services, in addition to their safety and efficacy. If these third-party payers do not consider its products to be cost-effective compared to other therapies, Innovate may not obtain coverage for its products after approval as a benefit under the third-party payers’ plans or, even if Innovate does, the level of coverage or payment may not be sufficient to allow Innovate to sell its products on a profitable basis.

Significant uncertainty exists as to the reimbursement status for newly approved drug products, including coding, coverage and payment. There is no uniform policy requirement for coverage and reimbursement for drug products among third-party payers in the United States, therefore coverage and reimbursement for drug products can differ significantly from payer to payer. The coverage determination process is often a time-consuming and costly process that will require Innovate to provide scientific and clinical support for the use of its products to each payer separately, with no assurance that coverage and adequate payment will be applied consistently or obtained. The process for determining whether a payer will cover and how much it will reimburse a product may be separate from the process of seeking approval of the product or for setting the price of the product. Even if reimbursement is provided, market acceptance of its products may be adversely affected if the amount of payment for its products proves to be unprofitable for healthcare providers or less profitable than alternative treatments or if administrative burdens make its products less desirable to use. Third-party payer reimbursement to providers of its products, if approved, may be subject to a bundled payment that also includes the procedure of administering its products or third-party payers may require providers to perform additional patient testing to justify the use of its products. To the extent there is no separate payment for its product(s), there may be further uncertainty as to the adequacy of reimbursement amounts.

The continuing efforts of governments, private insurance companies, and other organizations to contain or to reduce costs of healthcare may adversely affect:

•	Innovate’s ability to set an appropriate price for its products;

•	the rate and scope of adoption of its products by healthcare providers;

•	its ability to generate revenue or achieve or maintain profitability;

•	the future revenue and profitability of its potential customers, suppliers and collaborators; and

•	its access to additional capital.

Innovate’s ability to successfully commercialize its products will depend in part on the extent to which governmental authorities, private health insurers and other organizations establish what Innovate believes are appropriate coverage and reimbursement for its products. The containment of healthcare costs has become a priority of federal and state governments worldwide and the prices of drug products have been a focus in this effort. For example, there have been several recent U.S. Congressional inquiries and proposed bills designed to, among other things, bring more transparency to drug pricing, review the relationship between pricing and manufacturer patient programs, and reform government program reimbursement methodologies for drugs, and the new U.S. President has stated that reducing drug pricing is a priority for his administration. Innovate expects that federal, state and local governments in the United States, as well as in other countries, will continue to consider legislation directed at lowering the total cost of healthcare. In addition, in certain foreign markets, the pricing of drug products is subject to government control and reimbursement may in some cases be unavailable or insufficient. It is uncertain whether and how future legislation, whether domestic or abroad, could affect prospects for its product candidates or what actions federal, state, or private payers for healthcare treatment and services may take in response to any such healthcare reform proposals or legislation. Adoption of price controls and cost-containment measures, and adoption of more restrictive policies in jurisdictions with existing controls and measures reforms may prevent or limit its ability to generate revenue, attain profitability or commercialize its product candidates, especially in light of Innovate’s plans to price its product candidates at a high level.

Furthermore, Innovate expects that Congress will again attempt to pass reform measures that may be adopted in the future, including the possible repeal and replacement of the Affordable Care Act, which the Trump administration has stated is a priority. These potential courses of action are unpredictable; and the potential impact of new legislation on Innovate’s operations and financial position is uncertain, but may result in more rigorous coverage criteria, lower reimbursement, and additional downward pressure on the price Innovate may receive for an approved product. Any reduction in reimbursement from Medicare or other government-funded programs may result in a similar reduction in payments from private payers. The implementation of cost containment measures or other healthcare reforms may prevent Innovate from being able to generate revenue, attain profitability or commercialize its products, if approved.

Innovate expects competition in the marketplace for its product candidates, should any of them receive regulatory approval.

Larazotide Acetate has issued patents for composition of matter, method of use and its formulation in the United States, Innovate’s primary market. INN-202 has either been issued patents or is prosecuting patent applications in numerous countries outside the United States. The barrier to entry for any company developing larazotide acetate for celiac disease is very high. Innovate believes that INN-202 is the first drug entering into Phase 3 clinical trials for celiac disease. Additionally, if Innovate has the first drug approved for celiac disease, any competitor bringing any other molecule into market for celiac disease may need to license or to seek approval from Innovate for the usage of its CeD-PRO as an endpoint.

Innovate has applied for Orphan Drug Designation from the FDA for INN-108. Orphan Drug Designation will provide market exclusivity in the U.S. for seven years, but only if (1) INN-108 receives market approval before a competitor using the same active compound for the same indication, (2) Innovate is able to produce sufficient supply to meet demand in the marketplace, and (3) another product with the same active ingredient(s) is not deemed clinically superior.

INN-329, secretin, has received Orphan Drug Designation from the FDA. Orphan Drug Designation will provide market exclusivity in the U.S. for seven years, but only if (1) INN-329 receives market approval before a competitor using the similar peptide for the same indication, (2) Innovate is able produce sufficient supply to meet demand in the marketplace, and (3) another product with the same active ingredient is not deemed clinically superior.

The industries in which Innovate operates (biopharmaceutical, specialty pharmaceutical, biotechnology and pharmaceutical) are highly competitive and subject to rapid and significant change. Developments by others may render potential application of any of its product candidates in a particular indication obsolete or noncompetitive, even prior to completion of its development and approval for that indication.

If successfully developed and approved, Innovate expects its product candidates will face competition. Innovate may not be able to compete successfully against organizations with competitive products, particularly large pharmaceutical companies. Many of its potential competitors have significantly greater financial, technical and human resources than Innovate, and may be better equipped to develop, manufacture, market and distribute products. Many of these companies operate large, well-funded research, development and commercialization programs, have extensive experience in nonclinical and clinical studies, obtaining FDA and other regulatory approvals and manufacturing and marketing products, and have multiple products that have been approved or are in late-stage development. These advantages may enable them to receive approval from the FDA or any foreign regulatory agency before Innovate and prevent Innovate from competing due to their orphan drug protections. Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large pharmaceutical and biotechnology companies. Furthermore, heightened awareness on the part of academic institutions, government agencies and other public and private research organizations of the potential commercial value of their inventions have led them to actively seek to commercialize the technologies they develop, which increases competition for investment in Innovate’s programs. Competitive products may be more effective, easier to dose, or more effectively marketed and sold, than theirs, which would have a material adverse effect on Innovate’s ability to generate revenue.

Innovate faces potential product liability exposure and, if successful claims are brought against it, Innovate may incur substantial liability for a product or product candidate and may have to limit its commercialization. In the future, Innovate anticipates that it will need to obtain additional or increased product liability insurance coverage and it is uncertain whether such increased or additional insurance coverage can be obtained on commercially reasonable terms, if at all.

Innovate’s business (in particular, the use of its product candidates in clinical studies and the sale of any products for which it obtains marketing approval) will expose Innovate to product liability risks. Product liability claims might be brought against Innovate by patients, healthcare providers, pharmaceutical companies or others selling or involved in the use of its products. If Innovate cannot successfully defend itself against any such claims, Innovate will incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

•	significant costs of related litigation;

•	decreased demand for its products and loss of revenue;

•	impairment of its business reputation;

•	a “clinical hold,” suspension or termination of a clinical study or amendments to a study design;

•	delays in enrolling patients to participate in its clinical studies;

•	withdrawal of clinical study participants;

•	substantial monetary awards to patients or other claimants; and

•	the inability to commercialize its products and product candidates.

Innovate maintains limited product liability insurance for its clinical studies, but its insurance coverage may not reimburse Innovate or may not be sufficient to reimburse Innovate for all expenses or losses it may suffer. Moreover, insurance coverage is becoming increasingly expensive and, in the future, Innovate may not be able to maintain insurance coverage at a reasonable cost or in sufficient amounts to protect itself against losses.

Innovate expects that it will expand its insurance coverage to include the sale of commercial products if it obtains marketing approval for any of its product candidates, but Innovate may be unable to obtain product liability insurance on commercially acceptable terms or may not be able to maintain such insurance at a reasonable cost or in sufficient amounts to protect Innovate against potential losses. Large judgments have been awarded in class action lawsuits based on drug products that had unanticipated side effects. A successful product liability claim or series of claims brought against Innovate, if judgments exceed its insurance coverage, could decrease its cash and adversely affect its business.

Risks Related to this Offering and Our Common Stock

An active trading market for Monster common stock that you would receive upon the closing of the Merger may not develop.

The offering price for our common stock was determined through negotiations with investors and may bear no relationship to the price at which the Monster common stock that you would receive upon the closing of the Merger will trade following the closing of the Merger. An active trading market for the Monster common stock that you would receive upon the closing of the Merger may never develop or be sustained. If an active market for such shares does not develop, it may be difficult for you to sell the Monster common stock that you would receive upon the closing of the Merger without depressing the market price for such common stock or to sell your shares at all.

The market price of the Monster common stock you would receive upon the closing of the Merger is likely to be volatile, and you may not be able to sell such shares at or above the effective price per share that you receive them.

The offering price of our common stock will not necessarily reflect the price at which investors in the public market will be willing to buy and sell the shares of Monster common stock that you would receive in connection with the closing of the Merger. The stock market in general and the market for pharmaceutical companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. A certain degree of market price volatility may also occur as a result of the completion of the Merger and listing of the shares of the combined company following this offering. As a result of this volatility, investors may not be able to sell their common stock at or above the effective price per share that you receive them. The market price of the Monster common stock following the closing of the Merger may be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control, including:

•	regulatory or legal developments in the United States and foreign countries;

•	results from or delays in clinical trials of our product candidates;

•	announcements of regulatory approval or disapproval of INN-202 (for celiac disease), INN-108 (for ulcerative colitis), INN-329 (for magnetic resonance cholangiopancreatography or MRCP) or any future product candidates;

•	commercialization of our product candidates;

•	FDA or other U.S. or foreign regulatory actions affecting us or our industry;

•	introductions and announcements of new products by us, any commercialization partners or our competitors, and the timing of these introductions and announcements;

•	variations in our financial results or those of companies that are perceived to be similar to us;

•	changes in the structure of healthcare payment systems;

•	announcements by us or our competitors of significant acquisitions, licenses, strategic partnerships, joint ventures or capital commitments;

•	market conditions in the pharmaceutical and biopharmaceutical sectors and issuance of securities analysts’ reports or recommendations;

•	actual or anticipated quarterly variations in our results of operations or those of our future competitors;

•	changes in financial estimates or guidance, including our ability to meet our future revenue and operating profit or loss estimates or guidance;

•	sales of substantial amounts of our stock by insiders and large stockholders, or the expectation that such sales might occur;

•	general economic, industry and market conditions;

•	additions or departures of key personnel;

•	intellectual property, product liability or other litigation against us;

•	expiration or termination of our potential relationships with strategic partners; and

•	the other factors described in this “Risk Factors” annex.

If securities or industry analysts do not publish research or publish unfavorable research about our business, the Monster common stock stock price and trading volume could decline.

Equity research analysts do not currently provide research coverage of the Monster common stock, and we cannot assure you that any equity research analysts will provide research coverage of the Monster common stock after the closing of the Merger. In particular, as a smaller company, it may be difficult for us to attract the interest of equity research analysts. A lack of research coverage may adversely affect the liquidity of and market price of the Monster common stock. To the extent we obtain equity research analyst coverage, we will not have any control of the analysts or the content and opinions included in their reports. The market price of the Monster stock could decline if one or more equity research analysts downgrade the Monster common stock or issue other unfavorable commentary or research. If one or more equity research analysts ceases coverage of our company, or fails to publish reports on us regularly, demand for the Monster common stock could decrease, which in turn could cause the market price of the Monster common stock or trading volume to decline.

Sales of substantial amounts of the Monster common stock in the public markets, or the perception that such sales might occur, could cause the market price of the Monster common stock to drop significantly, even if our business is doing well.

Sales of a substantial number of shares of Monster common stock following the Merger in the public market could occur at any time. If our stockholders sell, or the market perceives that our stockholders intend to sell, substantial amounts of the Monster common stock in the public market following the closing of the Merger, the market price of the Monster common stock could decline significantly.

Claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us.

Our certificate of incorporation and restated bylaws following as they will be in effect following this offering and Merger provide that we will indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law.

To the extent that a claim for indemnification is brought by any of our directors or officers, it would reduce the amount of funds available for use in our business.

If you purchase our common stock in this offering, because the offering price of our common stock will be substantially higher than our pro forma as adjusted net tangible book value per share following this offering, you will incur immediate and substantial dilution in the book value of your shares.

Investors purchasing common stock in this offering will pay a price per share that substantially exceeds the net tangible book value per share. Net tangible book value is our tangible assets after subtracting our liabilities. As a result, investors purchasing common stock in this offering will incur immediate dilution, based on the difference between the initial public offering price and the pro forma as adjusted net tangible book value per share of our outstanding common stock as.

This dilution is due to our investors who purchased shares prior to this offering having paid substantially less than the price offered to the public in this offering when they purchased their shares. In addition, options to purchase shares of our common stock and warrants to purchase shares of our common stock were outstanding. The exercise of any of these options would result in additional dilution. As a result of the dilution to investors purchasing shares in this offering, investors may receive significantly less than the purchase price paid in this offering, if anything, in the event of our liquidation. Further, because we will need to raise additional capital to fund our clinical development programs, we may in the future sell substantial amounts of common stock or securities convertible into or exchangeable for common stock.

These future issuances of common stock or common stock-related securities, together with the exercise of outstanding options and any additional shares issued in connection with acquisitions, if any, may result in further dilution.

If Monster sells shares of Monster common stock in future financings, stockholders may experience immediate dilution and, as a result, the market price of Monster common stock may decline.

Monster may from time to time issue additional shares of its common stock at a discount from the current trading price of its common stock or the effective price at which you would receive shares of Monster common stock in connection with the closing of the Merger. As a result, our stockholders would experience immediate dilution upon the purchase of any shares of such common stock sold at such discount. In addition, as opportunities present themselves, Monster may enter into financing or similar arrangements in the future, including the issuance of debt securities, preferred stock or common stock. If Monster issue common stock or securities convertible into common stock, our common stockholders would experience additional dilution and, as a result, the market price of Monster common stock may decline.

Concentration of ownership of our common stock among our existing principal stockholders after this offering may effectively limit the voting power of other stockholders, including purchasers in this offering.

Upon the closing of this offering, our executive officers, directors and current beneficial owners of 5% or more of our common stock will, in aggregate, beneficially own approximately 12.5% of our outstanding common stock, assuming exercise of the underwriters’ option to purchase additional shares. Accordingly, these stockholders, acting together, will continue to be able to significantly influence all matters requiring stockholder approval, including the election and removal of directors and any merger or other significant corporate transactions. These stockholders may therefore delay or prevent a change of control of us, even if such a change of control would benefit our other stockholders. The significant concentration of stock ownership may adversely affect the market price of our common stock due to investors’ perception that conflicts of interest may exist or arise.

Anti-takeover provisions in our corporate charter documents and under Delaware law could make an acquisition of us more difficult, which could discourage takeover attempts and lead to management entrenchment, and the market price of our common stock may be lower as a result.

Certain provisions in our certificate of incorporation and bylaws that will be in effect upon the closing of this offering may make it difficult for a third party to acquire, or attempt to acquire, control of our company, even if a change in control was considered favorable by you and other stockholders. For example, our board of directors will have the authority to issue up to 10,000,000 shares of preferred stock. Our board of directors can fix the price, rights, preferences, privileges, and restrictions of the preferred stock without any further vote or action by our stockholders. The issuance of shares of preferred stock may delay or prevent a change in control transaction. As a result, the market price of our common stock and the voting and other rights of our stockholders may be adversely affected. An issuance of shares of preferred stock may result in the loss of voting control to other stockholders.

Our charter documents will also contain other provisions that could have an anti-takeover effect, including provisions that:

•	establish that our board of directors is divided into three classes, Class I, Class II and Class III, with each class serving staggered three year terms;

•	provide that vacancies on our board of directors may be filled only by a majority of directors then in office, even though less than a quorum;

•	provide that our directors may only be removed for cause;

•	eliminate cumulative voting in the election of directors;

•	authorize our board of directors to issues shares of preferred stock and determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval;

•	provide our board of directors with the exclusive right to elect a director to fill a vacancy or newly created directorship;

•	permit stockholders to only take actions at a duly called annual or special meeting and not by written consent;

•	prohibit stockholders from calling a special meeting of stockholders;

•	require that stockholders give advance notice to nominate directors or submit proposals for consideration at stockholder meetings;

•	authorize our board of directors, by a majority vote, to amend the bylaws; and

•	require the affirmative vote of at least 66 2/3% or more of the outstanding common stock to amend many of the provisions described above.

In addition, we are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which limits the ability of stockholders owning in excess of 15% of our outstanding voting stock to merge or combine with us. Finally, our amended and restated certificate of incorporation will also provide that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between us and our stockholders. These provisions could discourage potential acquisition proposals and could delay or prevent a change in control transaction. They could also have the effect of discouraging others from making tender offers for our common stock, including transactions that may be in your best interests. These provisions may also prevent changes in our management or limit the price that certain investors are willing to pay for our stock.

We will have broad discretion in the use of proceeds from this offering and may invest or spend the proceeds in ways with which you do not agree and in ways that may not yield a return.

We will have broad discretion in the application of the net proceeds from this offering. You may not agree with our decisions, and our use of the proceeds may not improve our results of operation or enhance the value of our common stock. We intend to use the net proceeds from this offering to fund our ongoing and planned clinical development and commercialization of INN-202, to fund the costs of the clinical development of INN-108, to fund the costs of the clinical development of INN-329, and the remainder of the net proceeds for the research and development of other product candidates, working capital, capital expenditures and other general corporate purposes. We may also use a portion of our net proceeds to acquire and invest in complementary products or businesses; however, we currently have no agreements or commitments to complete any such transaction. You will not have the opportunity to influence our management’s decisions on how to use the net proceeds from this offering. Our failure to apply the net proceeds of this offering effectively could result in financial losses that could materially impair our ability to pursue our growth strategy, cause the market price of our common stock to decline, delay development of our product candidates or require us to raise additional capital.

We may be subject to securities litigation, which is expensive and could divert management attention.

The market price of our common stock may be volatile, and in the past companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

Because we do not anticipate paying any cash dividends on our common stock in the foreseeable future, capital appreciation, if any, will be your sole source of gains.

We have not declared or paid cash dividends on our common stock to date. We currently intend to retain our future earnings, if any, to fund the development and growth of our business. In addition, our loan and security agreement with Square 1 contains a negative covenant which prohibits us from paying cash dividends without the prior written consent of Square 1. As a result, capital appreciation, if any, of our common stock will be your sole source of gain for the foreseeable future.

Our ability to use our net operating loss carryforwards and certain other tax attributes to offset future taxable income may be subject to certain limitations.

As of December 31, 2017 we had U.S. federal and California net operating loss carryforwards, or NOLs, which expire in various years if not utilized. As of December 31, 2017, we had federal and California research and development credit carryforwards. The federal research and development credit carryforwards expire in various years if not utilized. The California research and development credit will carry forward indefinitely. Under Sections 382 and 383 of Internal Revenue Code of 1986, as amended, or the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOLs and other pre-change tax attributes, such as research tax credits, to offset its future post-change income and taxes may be limited. In general, an “ownership change” occurs if there is a cumulative change in our ownership by “5% shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws. We believe we have experienced certain ownership changes in the past and have reduced our deferred tax assets related to NOLs and research and development tax credit carryovers accordingly. In the event that it is determined that we have in the past experienced additional ownership changes, or if we experience one or more ownership changes as a result of this offering or future transactions in our stock, then we may be further limited in our ability to use our NOLs and other tax assets to reduce taxes owed on the net taxable income that we earn in the event that we attain profitability. Any such limitations on the ability to use our NOLs and other tax assets could adversely impact our business, financial condition and operating results in the event that we attain profitability.

We will incur costs as a result of operating as a public company and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices, including maintaining an effective system of internal control over financial reporting.

As a public company listed in the United States, and increasingly after we are no longer an “emerging growth company,” we will incur significant additional legal, accounting and other expenses that we did not incur as a private company. In addition, changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act and regulations implemented by the SEC and the exchange on which the shares of our Common Stock may trade, may increase legal and financial compliance costs and make some activities more time consuming. These laws, regulations and standards are subject to varying interpretations and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If notwithstanding our efforts to comply with new laws, regulations and standards, we fail to comply, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

As a public company in the United States, we will be required, pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, or Section 404, to furnish a report by management on, among other things, the effectiveness of our internal control over financial reporting. We will need to disclose any material weaknesses identified by our management in our internal control over financial reporting, and, when we are no longer an “emerging growth company,” we will need to provide a statement that our independent registered public accounting firm has issued an opinion on our internal control over financial reporting. We expect that our first report on compliance with Section 404 will be furnished in connection with our financial statements for the year ending December 31, 2018.

The controls and other procedures are designed to ensure that information required to be disclosed by us in the reports that we file with the Securities and Exchange Commission, or SEC, is disclosed accurately and is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. We are in the early stages of conforming our internal control procedures to the requirements of Section 404 and we may not be able to complete our evaluation, testing and any required remediation needed to comply with Section 404 in a timely fashion. Our independent registered public accounting firm was not engaged to perform an audit of our internal control over financial reporting for the year ended December 31, 2017 or for any other period. Accordingly, no such opinion was expressed.

Even after we develop these new procedures, these new controls may become inadequate because of changes in conditions or the degree of compliance with these policies or procedures may deteriorate and material weaknesses in our internal control over financial reporting may be discovered. We may err in the design or operation of our controls, and all internal control systems, no matter how well designed and operated, can provide only reasonable assurance that the objectives of the control system are met. Because there are inherent limitations in all control systems, there can be no absolute assurance that all control issues have been or will be detected. If we are unable, or are perceived as unable, to produce reliable financial reports due to internal control deficiencies, investors could lose confidence in our reported financial information and operating results, which could result in a negative market reaction.

To fully comply with Section 404, we will need to retain additional employees to supplement our current finance staff, and we may not be able to do so in a timely manner, or at all. In addition, in the process of evaluating our internal control over financial reporting, we expect that certain of our internal control practices will need to be updated to comply with the requirements of Section 404 and the regulations promulgated thereunder, and we may not be able to do so on a timely basis, or at all. In the event that we are not able to demonstrate compliance with Section 404 in a timely manner, or are unable to produce timely or accurate financial statements, we may be subject to sanctions or investigations by regulatory authorities, such as the SEC or the stock exchange on which our stock is listed, and investors may lose confidence in our operating results and the price of our common stock could decline. Furthermore, if we are unable to certify that our internal control over financial reporting is effective and in compliance with Section 404, we may be subject to sanctions or investigations by regulatory authorities, such as the SEC or stock exchanges, and we could lose investor confidence in the accuracy and completeness of our financial reports, which could hurt our business, the price of our common stock and our ability to access the capital markets.

We also expect that being a public company will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, on committees of our board of directors or as members of senior management.

We are an “emerging growth company,” and the reduced disclosure requirements applicable to emerging growth companies could make our common stock could be less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups, or JOBS, Act enacted in April 2012, and may remain an “emerging growth company” for up to five years following the completion of this offering, although, if we have more than $1.0 billion in annual revenue, the market value of our common stock that is held by non-affiliates exceeds $700 million as of June 30 of any year, or we issue more than $1.0 billion of non-convertible debt over a three-year period before the end of that five-year period, we would cease to be an “emerging growth company” as of the following December 31. For as long as we remain an “emerging growth company,” we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not “emerging growth companies.” These exemptions include:

•	being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced “Management’s discussion and analysis of financial condition and results of operations” disclosure;

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting;

•	not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;

•	reduced disclosure obligations regarding executive compensation; and

•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards, delaying the adoption of these accounting standards until they would apply to private companies. We have irrevocably elected not to avail ourselves of this exemption and, as a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. We cannot predict whether investors will find our common stock less attractive as a result of our reliance on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and the market price of our common stock may be reduced or more volatile.

Risks Related to the Merger

The market price of Monster common stock following the Merger may decline as a result of the merger.

The market price of Monster common stock may decline as a result of the Merger for a number of reasons including if:

•	investors react negatively to the prospects of the combined organization’s business and prospects from the Merger;

•	the effect of the Merger on the combined organization’s business and prospects is not consistent with the expectations of financial or industry analysts; or

•	the combined organization does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial or industry analysts.

Monster and Innovate stockholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger.

If the combined organization is unable to realize the full strategic and financial benefits currently anticipated from the Merger, Monster and Innovate stockholders will have experienced substantial dilution of their ownership interests in their respective companies without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the combined organization is able to realize only part of the strategic and financial benefits currently anticipated from the Merger.

Because the lack of a public market for Innovate shares makes it difficult to evaluate the fairness of the Merger, the stockholders of Innovate may receive consideration in the Merger that is less than the fair market value of the Innovate shares.

The outstanding capital stock of Innovate is privately held and is not traded in any public market. The lack of a public market makes it extremely difficult to determine the fair market value of Innovate. Because the percentage of Monster equity to be issued to Innovate stockholders was determined based on negotiations between the parties, it is possible that the value of Monster common stock to be received by Innovate stockholders in the Merger will be less than the fair market value of Innovate.

EXHIBIT A-1

Investor Questionnaire

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EXHIBIT A-2

Stock Certificate Questionnaire

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EXHIBIT B

Placement Agent Questionnaire

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EXHIBIT C

Form of Secretary’s Certificate

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EXHIBIT D

Form of Compliance Certificate

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EXHIBIT E

MONSTER DIGITAL, INC.

DECLARATION OF REGISTRATION RIGHTS

This Declaration of Registration Rights (this “Declaration”) is provided by Monster Digital, Inc., a Delaware corporation (the “Company”) on January 29, 2018 in connection with the Subscription Agreement (the “Subscription Agreement”), dated as of January 29, 2018 by and among Innovate Biopharmaceuticals Inc., a Delaware corporation (“Innovate”) and each purchaser listed on Annex A set forth on Schedule A thereto (each a “Stockholder,” and collectively, the “Stockholders”). Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in the Subscription Agreement. This Declaration is provided for the benefit of each of the Stockholders identified on Schedule 1 attached hereto and entitled to receive Common Stock pursuant to the terms set forth in the Subscription Agreement.

RECITALS

Whereas, pursuant to the Subscription Agreement, each Stockholder will, at the applicable Closing, receive that number of shares of Common Stock as set forth opposite such Stockholder’s name on Schedule 1 hereto; and

Whereas, in connection with the execution and delivery of the Subscription Agreement and the consummation of the transactions contemplated thereby, the Company has agreed to grant the Stockholders certain registration rights as set forth below.

Now, Therefore, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Article I.

Definitions

1.1           Definitions. As used in this Declaration, the following terms shall have the meanings set forth below:

(a)          “Additional Shares” means any shares of Common Stock issued to the Stockholders pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Shares.

(b)          “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controls,” “controlled by,” or “under common control with” means the possession, direct or indirect, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

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(c)          “Business Day” means a weekday on which banks are open for general banking business in San Diego, California.

(d)          “Entity” means any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

(e)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(f)          “Governmental Body” means any domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body).

(g)          “Holder” (collectively, “Holders”) means any Stockholder and any transferee permitted under Section 3.1, in each case, to the extent holding Registrable Securities.

(h)          “Person” means any individual, Entity, trust, Governmental Body or other organization.

(i)          “register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(j)          “Registrable Securities” means: (i) the Shares, and (ii) any Additional Shares; provided, however, that Shares or Additional Shares shall cease to be treated as Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

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(k)          “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Declaration, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (iii) fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body; (iv) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v) printing, messenger, telephone and delivery expenses of the Company; (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); (vii) securities acts liability insurance, if the Company so desires; (viii) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (ix) the expense of any annual audit; and (x) the fees and expenses of any Person, including special experts, retained by the Company; provided, however that “Registration Expenses” shall not include underwriting fees, discounts or commissions attributable to the sale of such Registrable Securities or any legal fees and expenses of counsel to the Holders.

(l)          “Rule 144” means Rule 144 under the Securities Act.

(m)         “SEC” means the Securities and Exchange Commission.

(n)          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(o)          “Shares” means, collectively, (i) any and all shares of Common Stock issuable pursuant to the Subscription Agreement, (ii) any and all shares of Common Stock issuable pursuant to the Warrants (as defined in the Subscription Agreement), and (iii) any and all shares of Common Stock issuable pursuant to the warrants to purchase Common Stock issued by the Company to GP Nurmenkari Inc. and H.C. Wainwright & Co., LLC in connection with their services provided to the Company with respect to shares sold pursuant to the Subscription Agreement.

Article II.

Registration Rights

2.1           Resale Registration Statement. Within 45 days following the date of the Final Closing, the Company shall (a) file with the SEC, or (b) have filed with the SEC, a Resale Registration Statement (the “Resale Registration Statement”) pursuant to Rule 415 under the Securities Act pursuant to which all of the Registrable Securities shall be included (on the initial filing or by supplement thereto) to enable the public resale on a delayed or continuous basis of the Registrable Securities by the Holders. The Company shall file the Resale Registration Statement on such form as the Company may then utilize under the rules of the SEC and use its commercially reasonable efforts to have the Resale Registration Statement declared effective under the Securities Act as soon as practicable, but in no event more than 90 days following the initial filing of the Registration Statement. In the event the Company is notified by the SEC that the Resale Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective by the 5th trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above. The Company agrees to use its commercially reasonable efforts to maintain the effectiveness of the Resale Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements, or, alternatively, by filing new registration statements relating to the Registrable Securities as required by Rule 415 under the Securities Act, continuously until the date (the “Resale Registration Expiration Date”) that is the earlier of (i) three (3) years following the date of effectiveness of the Resale Registration Statement, or (ii) the date on which the Holders no longer hold any Registrable Securities covered by such Resale Registration Statement.

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2.2           Provisions Relating to Registration.

(a)          If the Company fails to comply with its obligations in Section 2.1, the Stockholders shall be entitled to a payment from the Company, as liquidated damages and not as a penalty, in the amount per month equal to a half of a percent (0.5%) of the purchase price of the Shares, from (i) the date the Company was required to file the Registration Statement until it is actually filed and pro-rated for any partial month, and (ii) from the date the Registration Statement was required to be declared effective until it is actually declared effective and pro-rated for any partial month. The maximum penalty payable by the Company for all such failures shall not exceed five percent (5%) of the purchase price of the Shares in the aggregate. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(b)          Notwithstanding any other provisions of this Declaration to the contrary, the Company shall cause (i) the Resale Registration Statement (as of the effective date of the Resale Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(c)          The Company shall notify the Holders: (i) when the Resale Registration Statement or any amendment thereto has been filed with the SEC and when the Resale Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to the Resale Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Resale Registration Statement not to remain effective; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.

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(d)          As promptly as practicable after becoming aware of such event, the Company shall notify the Holders of the happening of any event (a “Suspension Event”), of which the Company has knowledge, as a result of which the prospectus included in the Resale Registration Statement as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Holders as the Holders may reasonably request; provided, however, that, for not more than 45 consecutive trading days (or a total of not more than 90 trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Resale Registration Statement updating), the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; provided, further, that, if the Resale Registration Statement was not filed on Form S-3, such number of days shall not include the fifteen (15) calendar days following the filing of any Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to the Resale Registration Statement.

(e)          Upon a Suspension Event, the Company shall give written notice (a ”Suspension Notice”) to the Holders to suspend sales of the Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of the Resale Registration Statement. In no event shall the Company, without the prior written consent of the Holders, disclose to the Holders any of the facts or circumstances giving rise to the Suspension Event. The Holders shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings), at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice. The Holders may resume effecting sales of the Registrable Securities under the Resale Registration Statement (or such filings), following further notice to such effect (an “End of Suspension Notice”) from the Company. This End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(f)          Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to this Section 2.2 with respect to the Resale Registration Statement, the Company shall extend the period during which such Resale Registration Statement shall be maintained effective under this Declaration by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

(g)          If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(h)          Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder unless such Holder indicates in writing that it is a registered broker-dealer or affiliated with a registered broker-dealer and therefore may be named as a “statutory underwriter” in the Registration Statement.

(i)          The Company shall bear all Registration Expenses incurred by the Company in connection with the registration of the Registrable Securities pursuant to this Declaration.

(j)          Notwithstanding anything to the contrary contained in this Declaration, the Company shall not be required to include Registrable Securities in the Resale Registration Statement unless the Holder owning such shares furnishes to the Company, at least 10 Business Days prior to the scheduled filing date of such Resale Registration Statement, an executed stockholder questionnaire in the form attached hereto as Exhibit A.

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2.3           Indemnification.

(a)          In the event of the offer and sale of the Registrable Securities held by the Holders under the Securities Act, the Company agrees to indemnify and hold harmless each Holder and its directors, officers, employees, Affiliates and agents and each Person who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any the preliminary prospectus or other information that is deemed, under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (“Disclosure Package”), prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Resale Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder Indemnified Party specifically for inclusion therein; provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which such Holder had been notified in accordance with the terms of this Declaration, (B) such Updated Disclosure Package was available at the time such Holder sold Registrable Securities under the Resale Registration Statement, (C) such Updated Disclosure Package was not furnished by such Holder to the Entity asserting the loss, liability, claim, damage or liability, or an underwriter involved in the distribution of such Securities, at or prior to the time such furnishing is required by the Securities Act, and (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Holder Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Parties and shall survive the transfer of the Registrable Securities by any Holder.

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(b)          As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Declaration, such Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Resale Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of the such Holder specifically for inclusion therein; and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, or any such director, officer, employees, Affiliates and agents and shall survive the transfer of such Registrable Securities by such Holder, and such Holder shall reimburse the Company, and each such director, officer, employees, Affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that the indemnity agreement contained in this Section 2.3 shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by a Holder of such Registrable Securities.

(c)          Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.3, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 2.3(a) or 2.3(b)  unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 2.3 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. If the indemnification provided for in this Section 2.3 is unavailable or insufficient to hold harmless an Indemnified Party under Sections 2.3(a) or 2.3(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 2.3(a) or 2.3(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.3 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 2.3(c). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Holder was treated as one Entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 2.3(c), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Resale Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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(d)          The agreements contained in this Section 2.3 shall survive the sale of the Registrable Securities pursuant to the Resale Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Declaration or any investigation made by or on behalf of any Indemnified Party.

Article III.

Miscellaneous.

3.1           Governing Law. This Declaration shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

3.2           Titles and Subtitles. The titles and subtitles used in this Declaration are for convenience only and are not to be considered in construing or interpreting this Declaration.

3.3           Notices. All notices, requests, claims, demands, consents, waivers and other communications required or permitted by this Declaration shall be in writing and shall be deemed given to a party to this Declaration when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), or (b) sent e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), (i) in the case of the Company, to Chris Prior, Chief Executive Officer, with a copy (which shall not constitute notice) to Wilson Sonsini Goodrich & Rosati, P.C., Attention: Martin J. Waters, Email: mwaters@wsgr.com; and (ii) in the case of a Holder, to the address or e-mail address and marked to the attention of such Holder (by name or title) as set forth on Schedule 1 hereto (or to such other address or e-mail address as such party shall have specified in a written notice given to the other parties hereto).

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3.4           Amendments and Waivers. This registration rights granted hereunder may only be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written instrument executed by the Company and the holders of a majority of the Registrable Securities then outstanding.

3.5           Severability. In case any one or more of the provisions contained in this Declaration is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Declaration, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.6           Termination. This Declaration shall terminate on the date when there are no longer any remaining Registrable Securities or upon the dissolution of liquidation of the Company; provided that Section 2.3 of this Declaration shall survive such termination.

3.7           Parties in Interest. None of the provisions of this Declaration are intended to provide any rights or remedies to any Person other than the parties to this Declaration and their respective successors and assigns (if any).

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IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

Monster Digital, Inc.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT F

Form of Lock-up Agreement

__________, 2018

RE: Innovate Biopharmaceuticals, Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of common stock, par value $0.001 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares. The Company proposes to conduct an offering of Shares pursuant to a proposed Subscription Agreement (the “Subscription Agreement”) by and among the Company and the Purchasers (as defined in the Subscription Agreement) (the “Offering”). The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that the Purchasers are relying on the representations and agreements of the undersigned contained in this letter agreement (this “Agreement”) in conducting the Offering.

Annex A sets forth definitions for capitalized terms used in this Agreement that are not defined in the body of this Agreement. Those definitions are a part of this Agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member or Affiliate not to):

•	Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member or Affiliate,

•	enter into any Swap,

•	make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, in each case other than the Resale Registration Statement (as defined in the Declaration of Registration Rights Agreement attached as Exhibit E to the Subscription Agreement), or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Shares as contemplated by the Subscription Agreement. In addition, notwithstanding the foregoing, the undersigned may transfer any of the Shares or Related Securities (i) as a bona fide gift or gifts or charitable contribution(s), (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family member of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned or (2) as distributions of Shares or Related Securities to limited partners, limited liability company members or stockholders of the undersigned or holders of similar equity interests in the undersigned, (iv) if the undersigned is a trust, to the beneficiary of such trust, (v) by testate succession or intestate succession, (vi) to any immediate family member, any investment fund, family partnership, family limited liability company or other entity controlled or managed by the undersigned, (vii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi), (viii) to the Company in a transaction exempt from Section 16(b) of the Exchange Act upon a vesting event of the Shares or Related Securities or upon the exercise of options or warrants to purchase Shares on a “cashless” or “net exercise” basis or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise (but for the avoidance of doubt, excluding all manners of exercise that would involve a sale in the open market of any securities relating to such options or warrants, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise), (ix) acquired by the undersigned in open market transactions after the date hereof, (x) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a Change of Control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Shares or Related Securities shall remain subject to the restrictions contained in this Agreement, or (xi) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement or any other court order; provided, in the case of clauses (i)-(vii), that (A) such transfer shall not involve a disposition for value and (B) the transferee agrees in writing with the Company to be bound by the terms of this Agreement.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans (but for the avoidance of doubt, excluding all manners of exercise that would involve a sale in the open market of any securities relating to such options, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise); provided that the foregoing restrictions shall apply to any of the securities issued upon such exercise, (ii) conversion or exercise of warrants into Shares or into any other security convertible into or exercisable for Shares that are outstanding as of the date hereof (but for the avoidance of doubt, excluding all manners of conversion or exercise that would involve a sale in the open market of any securities relating to such warrants, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise); provided that the foregoing restrictions shall apply to any of the Securities issued upon such conversion or exercise, or (iii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Securities shall be made pursuant to such a Plan prior to the expiration of the applicable Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the applicable Lock-Up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned's Family Members or Affiliates, if any, except in compliance with the foregoing restrictions.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member or Affiliate has, directly or indirectly, taken any action designed to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member or Affiliate not to take any such action.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Subscription Agreement, the terms of which are subject to negotiation between the Company and the Purchasers.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this Agreement. This Agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement will automatically terminate upon the earliest to occur, if any, of (a) the date the Company advises the Purchasers in writing, prior to the execution of the Subscription Agreement, that it has determined not to proceed with the Offering, (b) the date of the termination of the Subscription Agreement if prior to the closing of the Offering and (c) January 26, 2018 if the Subscription Agreement has not been executed and delivered by the Company by such date.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Very truly yours,

Name of Security Holder (Print exact name)

By:
Signature

EXHIBIT G

Form of WARRANT